                                                                   Exhibit 99.15

                                                                       EXECUTION

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                            AURORA LOAN SERVICES LLC,

                                   as Servicer

                         LEHMAN BROTHERS HOLDINGS INC.,

                                    as Seller

                                       and

                            AURORA LOAN SERVICES LLC,

                               as Master Servicer

                                   ----------

                     Structured Asset Securities Corporation
                                 Lehman XS Trust
               Mortgage Pass-Through Certificates, Series 2006-10N

                               SERVICING AGREEMENT

                            Dated as of June 1, 2006

                                   ----------

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

                                TABLE OF CONTENTS

                                                                                          Page
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
                             ARTICLE I. DEFINITIONS

        ARTICLE II. SELLER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING
                                RESPONSIBILITIES

Section 2.01   Contract for Servicing; Possession of Servicing Files....................   13
Section 2.02   Books and Records........................................................   13

                  ARTICLE III. SERVICING OF THE MORTGAGE LOANS

Section 3.01   Servicer to Service......................................................   14
Section 3.02   Collection of Mortgage Loan Payments.....................................   16
Section 3.03   Establishment of and Deposits to Custodial Account.......................   17
Section 3.04   Permitted Withdrawals From Custodial Account.............................   18
Section 3.05   Establishment of and Deposits to Escrow Account..........................   19
Section 3.06   Permitted Withdrawals From Escrow Account................................   20
Section 3.07   Maintenance of PMI Policy and/or LPMI Policy; Claims.....................   21
Section 3.08   Fidelity Bond and Errors and Omissions Insurance.........................   22
Section 3.09   Notification of Adjustments..............................................   22
Section 3.10   Completion and Recordation of Assignments of Mortgage....................   22
Section 3.11   Protection of Accounts...................................................   23
Section 3.12   Payment of Taxes, Insurance and Other Charges............................   23
Section 3.13   Maintenance of Hazard Insurance..........................................   24
Section 3.14   Maintenance of Mortgage Blanket Insurance................................   24
Section 3.15   Restoration of Mortgaged Property........................................   25
Section 3.16   Title, Management and Disposition of REO Property........................   25
Section 3.17   Real Estate Owned Reports................................................   28
Section 3.18   MERS.....................................................................   28
Section 3.19   Waiver of Prepayment Penalty Amounts.....................................   28
Section 3.20   Safeguarding Customer Information........................................   29

                     ARTICLE IV. PAYMENTS TO MASTER SERVICER

Section 4.01   Remittances..............................................................   29
Section 4.02   Statements to Master Servicer............................................   30
Section 4.03   Monthly Advances by Servicer.............................................   32

                     ARTICLE V. GENERAL SERVICING PROCEDURES

Section 5.01   Servicing Compensation...................................................   32
Section 5.02   Report on Attestation of Compliance with Applicable Servicing Criteria...   33
Section 5.03   Annual Officer's Certificate.............................................   33
Section 5.04   Report on Assessment of Compliance with Applicable Servicing Criteria....   34
Section 5.05   Transfers of Mortgaged Property..........................................   34

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
             ARTICLE VI. REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01   Representations, Warranties and Agreements of the Servicer...............   35
Section 6.02   Remedies for Breach of Representations and Warranties of the Servicer....   37
Section 6.03   Additional Indemnification by the Servicer; Third Party Claims...........   38
Section 6.04   Indemnification with Respect to Certain Taxes and Loss of REMIC Status...   39
Section 6.05   Reporting Requirements of the Commission and Indemnification.............   39

                            ARTICLE VII. THE SERVICER

Section 7.01   Merger or Consolidation of the Servicer..................................   41
Section 7.02   Limitation on Liability of the Servicer and Others.......................   41
Section 7.03   Limitation on Resignation and Assignment by the Servicer.................   41
Section 7.04   Subservicing Agreements and Successor Subservicer........................   42

                            ARTICLE VIII. TERMINATION

Section 8.01   Termination for Cause....................................................   44
Section 8.02   Termination Without Cause................................................   46

                      ARTICLE IX. MISCELLANEOUS PROVISIONS

Section 9.01   Successor to the Servicer................................................   46
Section 9.02   Costs....................................................................   48
Section 9.03   Notices..................................................................   49
Section 9.04   Severability Clause......................................................   50
Section 9.05   No Personal Solicitation.................................................   50
Section 9.06   Counterparts.............................................................   51
Section 9.07   Place of Delivery and Governing Law......................................   51
Section 9.08   Further Agreements.......................................................   51
Section 9.09   Intention of the Parties.................................................   51
Section 9.10   Successors and Assigns; Assignment of Servicing Agreement................   52
Section 9.11   Assignment by the Seller.................................................   52
Section 9.12   Waivers..................................................................   52
Section 9.13   Exhibits.................................................................   52
Section 9.14   General Interpretive Principles..........................................   52
Section 9.15   Intended Third Party Beneficiaries.......................................   53
Section 9.16   Reproduction of Documents................................................   53
Section 9.17   Protection of Confidential Information...................................   54
Section 9.18   Amendment................................................................   54

EXHIBITS

EXHIBIT A      Mortgage Loan Schedule
EXHIBIT B      Custodial Account Certification
EXHIBIT C      Escrow Account Certification
EXHIBIT D-1    Master Servicer Data Field Requirements (Standard Layout)
EXHIBIT D-2    Standard Layout for Monthly Defaulted Loan Report
EXHIBIT D-3    Form of Loan Loss Report
EXHIBIT E      Form of Certification to be Provided to the Depositor, the Master
               Servicer and the Trustee by the Servicer
EXHIBIT F      Assignment and Assumption Agreement
EXHIBIT G      Fannie Mae Guide No. 95-19
EXHIBIT H      Servicing Criteria to be Addressed in Report on Assessment
               of Compliance
EXHIBIT I      Transaction Parties
EXHIBIT J      Form of Annual Officer's Certificate

                               SERVICING AGREEMENT

     THIS SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of June, 2006, by and among LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Holdings" or the "Seller"), AURORA LOAN SERVICES LLC, a Delaware limited liability company in its capacity as primary servicer (the "Servicer"), and AURORA LOAN SERVICES LLC, in its capacity as Master Servicer under the Trust Agreement (as defined herein), recites and provides as follows:

                                    RECITALS

     WHEREAS, the Servicer and Lehman Brothers Bank, FSB (the "Bank") are parties to a Flow Servicing Agreement dated as of August 31, 1999, pursuant to which the Servicer services certain of the residential, fixed and adjustable rate mortgage loans identified on Exhibit A hereto (the "Bank Mortgage Loans").

     WHEREAS, pursuant to an assignment and assumption agreement dated as of June 1, 2006 (the "Assignment and Assumption Agreement"), between the Bank, as assignor, and Lehman Holdings, as assignee, annexed hereto as Exhibit F, the Bank has assigned all of its rights, title and interest in the Bank Mortgage Loans to Lehman Holdings, and Lehman Holdings has accepted such assignment.

     WHEREAS, the Servicer and the Seller are parties to a Flow Servicing Agreement dated as of February 15, 2000 (the "Flow Servicing Agreement"), pursuant to which the Servicer services certain of the mortgage loans identified on Exhibit A hereto (the "Holdings Mortgage Loans," and together with the Bank Mortgage Loans, the "Mortgage Loans").

     WHEREAS, the Seller has conveyed the Mortgage Loans on a servicing-retained basis to Structured Asset Securities Corporation, a Delaware special purpose corporation (the "Depositor"), pursuant to a mortgage loan sale and assignment agreement dated as of June 1, 2006 (the "Mortgage Loan Sale and Assignment Agreement"), which in turn has conveyed the Mortgage Loans to U.S. Bank National Association, solely in its capacity as trustee (in such capacity, the "Trustee"), under a trust agreement dated as of June 1, 2006 (the "Trust Agreement"), among the Trustee, Aurora Loan Services LLC, as master servicer ("Aurora," and together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), and the Depositor.

     WHEREAS, from time to time certain other mortgage loans conveyed by the Depositor to the Trustee under the Trust Agreement on the Closing Date and serviced by other servicers may subsequent to the Closing Date be transferred to the Servicer for servicing under this Agreement and Exhibit A hereto will be amended by the parties hereto to include such mortgage loans which will then be "Mortgage Loans" under this Agreement.

     WHEREAS, the Seller desires that the Servicer service the Mortgage Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the right of the Seller and of the

Master Servicer to terminate the rights and obligations of the Servicer hereunder at any time and to the other conditions set forth herein.

     WHEREAS, the Seller and the Servicer agree that the provisions of the Flow Servicing Agreement shall not apply to the Mortgage Loans for so long as the Mortgage Loans remain subject to the provisions of the Trust Agreement;

     WHEREAS, the Master Servicer shall be obligated under the Trust Agreement, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Servicing Agreement.

     WHEREAS, the Seller and the Servicer acknowledge and agree that the Seller will assign all of its rights and delegate all of its obligations hereunder (excluding the Seller's rights and obligations as owner of the servicing rights relating to the Mortgage Loans) to the Depositor and the Depositor will assign all of its rights (but not the obligations, except as set forth in the Trust Agreement) hereunder to the Trustee pursuant to the Trust Agreement, and that each reference herein (other than with respect to the Seller's ownership of the servicing rights) to the Seller is intended, unless otherwise specified, to mean the Seller or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Servicer and the Master Servicer hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

     The following terms are defined as follows (except as otherwise agreed in writing by the parties):

     Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (i) of prudent mortgage lending institutions that service mortgage loans of the same type as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located and (ii) in accordance with applicable state, local and federal laws, rules and regulations; provided, further, that, unless otherwise specified in this Agreement, such mortgage servicing practices shall be undertaken in accordance with the provisions of the Fannie Mae Guides.

     Adjustable Rate Mortgage Loan: None.

     Aggregate Loan Balance: At any date of determination, the outstanding principal balance of the Mortgage Loans serviced hereunder.

     Agreement: This Servicing Agreement and all amendments hereof and supplements hereto.

     Ancillary Income: All income derived from the Mortgage Loans, other than Servicing Fees and Prepayment Penalty Amounts, including but not limited to late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges. Ancillary Income shall not include any Prepayment Penalty Amount.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

     Best Efforts: Efforts determined to be reasonably diligent by the Seller or the Servicer, as the case may be, taking into account Accepted Servicing Practices. Such efforts do not require the Seller or the Servicer, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Seller or the Servicer, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in Colorado, Illinois, Nebraska, New York, New York or, if other than New York, the city in which the corporate trust office of the Trustee is located are authorized or obliged by executive order to be closed.

     Certificates: Any or all of the Certificates issued pursuant to the Trust Agreement.

     Closing Date: June 30, 2006.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

     Commission: The United States Securities and Exchange Commission.

     Condemnation Proceeds: All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

     Costs: For any Person, any claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses of such Person.

     Custodial Account: The separate account or accounts created and maintained pursuant to Section 3.03.

     Custodial Agreement: Each custodial agreement relating to custody of certain of the Mortgage Loans, each between the applicable Custodian and the Trustee, each dated as of June 1, 2006.

     Custodian: Each of Deutsche Bank National Trust Company, LaSalle Bank National Association, Wells Fargo Bank, N.A. and U.S. Bank National Association and their respective successors.

     Cut-off Date: June 1, 2006.

     Depositor: Structured Asset Securities Corporation or any successor in interest.

     Determination Date: With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

     Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

     Due Period: With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

     Eligible Deposit Account: An account that is maintained with a federal or state-chartered depository institution or trust company that complies with the definition of Eligible Institution.

     Eligible Institution: Any of the following:

          (i) an institution whose:

               (A) commercial paper, short-term debt obligations, or other short-term deposits are rated at least "A-1+" or long-term unsecured debt obligations are rated at least "AA-" by S&P, if the amounts on deposit are to be held in the account for no more than 365 days; or

               (B) commercial paper, short-term debt obligations, demand deposits, or other short-term deposits are rated at least "A-2" by S&P, if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement. Upon the loss of the required rating set forth in this clause (i)(A) or clause (i)(B), the accounts shall be transferred immediately to accounts which have the required rating. Furthermore, commingling by the Servicer is acceptable at the A-2 rating level if the Servicer is a bank, thrift or depository and provided the Servicer has the capability to immediately segregate funds and commence remittance to an Eligible Deposit Account upon a downgrade;

          (ii) the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity; or

          (iii) the Bank.

     Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

          (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

          (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories, the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

          (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

          (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Aggregate Loan Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

          (vi) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

          (vii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by any Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time.

     provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

     Errors and Omissions Insurance: Errors and Omissions Insurance to be maintained by the Servicer in accordance with the Fannie Mae Guides.

     Escrow Account: The separate account or accounts created and maintained pursuant to Section 3.05.

     Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

     Event of Default: Any event set forth in Section 8.01.

     Fannie Mae: Fannie Mae, or any successor thereto.

     Fannie Mae Guides: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     Fidelity Bond: A fidelity bond to be maintained by the Servicer in accordance with the Fannie Mae Guides.

     Freddie Mac: Freddie Mac or any successor thereto.

     Ginnie Mae: The Government National Mortgage Association or any successor thereto.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property including proceeds of any hazard or flood insurance policy, PMI Policy or LPMI Policy.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, discounted payoff, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

     LPMI Fee: With respect to each LPMI Loan, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

     LPMI Insurer: None.

     LPMI Loan: A Mortgage Loan covered by an LPMI Policy, as set forth in the Mortgage Loan Schedule or otherwise identified to the Servicer in writing.

     LPMI Policy: A policy of primary mortgage guaranty insurance issued by a LPMI Insurer pursuant to which the related premium is to be paid from payments of interest made by the Mortgagor.

     Master Servicer: Aurora Loan Services LLC, or any successor in interest, or if any successor master servicer shall be appointed as provided in the Trust Agreement, then such successor master servicer.

     MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

     MERS Eligible Mortgage Loan: Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS.

     MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

     Monthly Advance: With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination.

     Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

     Moody's: Moody's Investors Service, Inc. or any successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

     Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in the Fannie Mae Guides.

     Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note, after giving effect to any applicable Relief Act Reduction.

     Mortgage Loan: An individual Mortgage Loan that is the subject of this Agreement, each Mortgage Loan subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

     Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the applicable Servicing Fee.

     Mortgage Loan Schedule: A schedule of the Mortgage Loans setting forth information with respect to such Mortgage Loans (including any MERS identification number (if available) with respect to each MERS Mortgage Loan or MERS Eligible Mortgage Loan and a Prepayment Penalty Schedule), attached hereto as Exhibit A, which may be amended from time to time to include additional mortgage loans which are transferred to the Servicer by a Prior Servicer in a Servicing Transfer.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

     Mortgagor: The obligor on a Mortgage Note.

     Non-MERS Eligible Mortgage Loan: Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

     Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan.

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Seller, but which must be independent outside counsel with respect to any such opinion of counsel concerning (i) the non-recordation of Mortgage Loans pursuant to Section 2.02 hereof and (ii) federal income tax matters.

     Participating Entity: As defined in Section 5.02 hereof.

     Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

     Prepayment Interest Excess Amount: With respect to any Principal Prepayment in full which is applied to the related Mortgage Loan from the first day of the month of any Remittance Date through the sixteenth day of the month of such Remittance Date, all amounts paid in respect of interest on such Principal Prepayment in full. A Prepayment Interest Excess Amount cannot result from a Principal Prepayment in part, but only from a Principal Prepayment in full.

     Prepayment Interest Shortfall Amount: With respect to any Remittance Date and any Principal Prepayment in full which is applied to the related Mortgage Loan from the seventeenth day of the month immediately preceding the month of such Remittance Date through the last day of the month immediately preceding the month of such Remittance Date, the amount of interest (net of the related Servicing Fee) that would have accrued on the amount of such Principal Prepayment in full from the date on which such Principal Prepayment was applied to such Mortgage Loan until the last day of the month immediately preceding the month of such Remittance Date, inclusive. With respect to any Remittance Date and any Principal Prepayment in part which is applied to the related Mortgage Loan during the related Prepayment Period, the amount of interest that would have accrued on the amount of such Principal Prepayment in part from the date on which such Principal Prepayment in part was applied to such Mortgage Loan until the end of the Prepayment Period, inclusive.

     Prepayment Penalty Amount: With respect to any Remittance Date, all prepayment penalties, penalty or yield maintenance premiums or charges paid by the obligors under the Mortgage Notes due to Principal Prepayments collected by the Servicer during the immediately preceding Prepayment Period.

     Prepayment Penalty Schedule: A data field in the Mortgage Loan Schedule attached hereto as Exhibit A which sets forth the amount or method of calculation of the Prepayment Penalty Amount and the term during which such Prepayment Penalty Amount is imposed with respect to a Mortgage Loan.

     Prepayment Period: With respect to any Remittance Date and a Principal Prepayment in full, the period from the seventeenth day of the month immediately preceding the month of such Remittance Date to the sixteenth day of the month of such Remittance Date. With respect to any Remittance Date and any Principal Prepayment in part, the calendar month immediately preceding the month of such Remittance Date.

     Prime Rate: The prime rate published from time to time, as published as the average rate in The Wall Street Journal Northeast Edition.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Prior Servicer: Any prior servicer (other than the Servicer) of any of the Mortgage Loans.

     Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

     Rating Agency: Each of Moody's and S&P.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, as such may be amended from time to time, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one month period at the Mortgage Interest Rate without giving effect to such reduction.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

     Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month.

     REO Disposition: The final sale by the Servicer of any REO Property.

     REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 3.16.

     REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, pursuant to
Section 3.16.

     Retained Interest: The meaning set forth in the Trust Agreement.

     Retained Interest Holder: The meaning set forth in the Trust Agreement.

     Seller: Lehman Brothers Holdings Inc. or its successors in interest and assigns.

     Servicer: Aurora Loan Services LLC or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, inspection, restoration and protection of the Mortgaged Property, (ii) any enforcement or administrative or judicial proceedings, including foreclosures and bankruptcies,
(iii) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (iv) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and PMI Policy premiums and fire and hazard insurance coverage, (v) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property and (vi) compliance with the obligations pursuant to the provisions of the Fannie Mae Guides.

     Servicing Fee: An amount equal to (a) one-twelfth the product of (i) a rate per annum equal to 0.250% and (ii) the outstanding principal balance of such Mortgage Loan and (b) any Prepayment Interest Excess Amount. The obligation of the Trustee to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.04 of this Agreement) of such Monthly Payment collected by the Servicer or as otherwise provided under this Agreement.

     Servicing File: The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Trustee by the Servicer.

     Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Master Servicer or the Seller upon request, as such list may from time to time be amended.

     Servicing Transfer: Any transfer of the servicing by a Prior Servicer of Mortgage Loans to the Servicer under this Agreement. Servicing Transfer Date:
The date on which a Servicing Transfer occurs.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor in interest.

     Subcontractor: Any vendor, subcontractor or other Person determined solely by the Servicer that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of the Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Servicer or a related Subservicer.

     Subservicer: Any Person determined solely by the Servicer that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

     Trust Agreement: The Trust Agreement dated as of June 1, 2006, among the Trustee, the Master Servicer and the Depositor.

     Trust Fund: The trust fund established by the Trust Agreement, the assets of which consist of the Mortgage Loans and any related assets.

     Trustee: U.S. Bank National Association or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

     Any capitalized terms used and not defined in this Agreement shall have the meanings ascribed to such terms in the Trust Agreement.

                                   ARTICLE II.

              SELLER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING
                                RESPONSIBILITIES

     Section 2.01 Contract for Servicing; Possession of Servicing Files.

     The Seller, by execution and delivery of this Agreement, does hereby contract with the Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans. On or before the Closing Date or Servicing Transfer Date, as applicable, the Seller shall cause to be delivered the Servicing Files with respect to the Mortgage Loans listed on the Mortgage Loan Schedule to the Servicer. Each Servicing File delivered to a Servicer shall be held in trust by such Servicer for the benefit of the Trustee; provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by the Seller. The Servicer's possession of any portion of the Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only. The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be segregated from the other books and records of the Servicer (which, except for collateral documents such as the Mortgage and the Mortgage Note, may be stored as imaged files) and shall be appropriately marked to clearly reflect the ownership of the related Mortgage Loan by the Trustee. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

     Section 2.02 Books and Records.

     (a) Subject to Section 3.01(a) hereof, as soon as practicable after the Closing Date, the Servicing Transfer Date or the date on which a Qualifying Substitute Mortgage Loan is delivered pursuant to Section 2.05 of the Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Depositor, shall cause the Mortgage or Assignment of Mortgage, as applicable, with respect to each MERS Eligible Mortgage Loan, to be properly recorded in the name of MERS in the public recording office in the applicable jurisdiction, or shall ascertain that such have previously been so recorded and, with the cooperation of the Trustee, shall take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan and each MERS Eligible Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     (b) Subject to Section 3.01(a) hereof, an Assignment of Mortgage in favor of the Trustee shall be recorded as to each Non-MERS Mortgage Loan unless instructions to the contrary are delivered to the Servicer, in writing, by the Seller. Subject to the preceding sentence, as soon as practicable after the Closing Date or Servicing Transfer Date, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Seller, shall cause to be properly recorded in each public recording office where such Non-MERS Eligible Mortgage Loans are recorded each Assignment of Mortgage.

     (c) Additionally, the Servicer shall prepare and execute, any note endorsements relating to any of the Non-MERS Mortgage Loans.

     (d) All rights arising out of the Mortgage Loans shall be vested in the Trustee, subject to the Servicer's right to service and administer the Mortgage Loans hereunder in accordance with the terms of this Agreement. All funds received on or in connection with a Mortgage Loan, other than the Servicing Fee and other compensation to which the Servicer is entitled as set forth herein, including but not limited to any and all servicing compensation pursuant to
Section 5.01 below, shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

     (e) Any out-of-pocket costs incurred by the Servicer pursuant to this
Section 2.02 and Section 3.01(a), including any recording or other fees in connection with the Servicer's obtaining the necessary powers of attorney (and which are specified herein to be an expense of the Seller), shall be reimbursed to the Servicer by the Seller within five (5) Business Days of receipt by the Seller of an invoice for reimbursement. The Trust Fund shall not reimburse the Seller for any such reimbursement to the Servicer.

     (f) The Master Servicer and the Trustee shall have the right to examine the books, records and other information of the Servicer, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance written notice to the Servicer.

                                  ARTICLE III.

                         SERVICING OF THE MORTGAGE LOANS

     Section 3.01 Servicer to Service.

     The Servicer, as an independent contractor, shall service and administer the Mortgage Loans from and after the Closing Date or Servicing Transfer Date, as applicable, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

     The Seller, the Master Servicer and the Servicer additionally agree that the Servicer will fully furnish, in accordance with the Fair Credit Reporting Act of 1970, as amended (the "Fair Credit Reporting Act") and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

     The Seller and the Servicer additionally agree as follows:

     (a) The Servicer shall (i) record or cause to be recorded the Mortgage or the Assignment of Mortgage, as applicable, with respect to all MERS Eligible Mortgage Loans, in the name of MERS, or shall ascertain that such have previously been so recorded; (ii) with the cooperation of the Trustee, take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan and each MERS Eligible Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS; (iii) prepare or cause to be prepared all Assignments of Mortgage with respect to all Non-MERS Eligible Mortgage Loans; (iv) record or cause to be recorded, subject to Section 2.02(b) hereof, all Assignments of Mortgage with respect to Non-MERS Mortgage Loans in the name of the Trustee; (v) pay the recording costs pursuant to Section 2.02 hereof; and/or (vi) track such Mortgages and Assignments of Mortgage to ensure they have been recorded. The Servicer shall be entitled to be paid by the Seller fees for the preparation and recordation of the Mortgages and Assignments of Mortgage. After the expenses of such recording costs pursuant to Section 2.02 hereof shall have been paid by the Servicer, the Servicer shall submit to the Seller a reasonably detailed invoice for reimbursement of recording costs and fees it incurred hereunder.

     (b) If applicable, the Servicer shall, in accordance with the relevant provisions of the Cranston-Gonzales National Affordable Housing Act of 1990, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act, provide notice to the Mortgagor of each Mortgage Loan of the transfer of the servicing thereto to the Servicer.

     (c) The Servicer shall be responsible for the preparation of and costs associated with notifications to Mortgagors of the assumption of servicing by the Servicer.

     Consistent with the terms of this Agreement and except as provided in
Section 3.19, the Servicer may waive any late payment charge, assumption fee or other fee that may be collected in the ordinary course of servicing the Mortgage Loans. The Servicer shall not make any future advances to any obligor under any Mortgage Loan, and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification of any material term of any Mortgage Loan, including any modification that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (i) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (ii) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 4.03. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge or note endorsements and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties; provided, further, that upon the full release or discharge, the Servicer shall notify the related Custodian of the related Mortgage Loan of such full release or discharge. Upon the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Notwithstanding anything contained herein to the contrary, the Servicer shall not, without the Trustee's written consent: (i) initiate any action, suit or proceeding solely under the Trustee's name without indicating the Servicer's representative capacity; or (ii) take any action with the intent to cause, and that actually causes, the Trustee to be registered to do business in any state. Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Servicing Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

     Notwithstanding anything to the contrary in this Agreement, the Servicer shall not (unless the Servicer determines, in its own discretion, that there exists a situation of extreme hardship to the Mortgagor), waive any premium or penalty in connection with a prepayment of principal of any Mortgage Loan, and shall not consent to the modification of any Mortgage Note to the extent that such modification relates to payment of a prepayment premium or penalty.

     In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, the Fannie Mae Guides, and the Master Servicer's and Seller's reliance on the Servicer.

     Section 3.02 Collection of Mortgage Loan Payments.

     Continuously from the Closing Date or Servicing Transfer Date, as applicable, until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage

Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 3.03 Establishment of and Deposits to Custodial Account.

     The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled as directed by the Master Servicer. The Custodial Account shall be an Eligible Deposit Account established with an Eligible Institution. Any funds deposited in the Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.11 hereof. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 3.04. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit B. No later than 30 days after the Closing Date, a copy of such certification shall be furnished to the Master Servicer and, upon request, to any subsequent owner of the Mortgage Loans.

     The Servicer shall deposit in the Custodial Account within two Business Days of receipt, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Closing Date or Servicing Transfer Date, as applicable:

          (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

          (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

          (iii) all Liquidation Proceeds;

          (iv) all Insurance Proceeds (other than amounts applied to the restoration or repair of the Mortgaged Property or immediately released to the Mortgagor in accordance with Accepted Servicing Practices);

          (v) all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor;

          (vi) with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor, up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans;

          (vii) all Monthly Advances made by the Servicer pursuant to Section 4.03;

          (viii) any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy;

          (ix) any amounts received with respect to or related to any REO Property or REO Disposition Proceeds;

          (x) any Prepayment Penalty Amounts; and

          (xi) any other amount required hereunder to be deposited by the Servicer in the Custodial Account.

     The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of the Servicing Fee and Ancillary Income need not be deposited by the Servicer into the Custodial Account.

     Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04. Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer.

     Section 3.04 Permitted Withdrawals From Custodial Account.

     The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

          (i) to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

          (ii) with respect to each LPMI Loan, in the amount of the related LPMI Fee, to make payments with respect to premiums for LPMI Policies in accordance with Section 3.07;

          (iii) in the event the Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Mortgage Loan (including late collections of interest on such Mortgage Loan, or interest portions of Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Mortgage Loan;

          (iv) to pay itself investment earnings on funds deposited in the Custodial Account;

          (v) to clear and terminate the Custodial Account upon the termination of this Agreement;

          (vi) to transfer funds to another Eligible Institution in accordance with Section 3.11 hereof;

          (vii) to invest funds in certain Eligible Investments in accordance with Section 3.11 hereof;

          (viii) to reimburse itself to the extent of funds in the Custodial Account for Monthly Advances of the Servicer's funds made pursuant to Section 4.03, the Servicer's right to reimburse itself pursuant to this subclause (viii) with respect to any Mortgage Loan being limited to amounts received on or in respect of the related Mortgage Loan which represent late recoveries of payments of principal or interest with respect to which a Monthly Advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund, provided, however, that following the final liquidation of a Mortgage Loan, the Servicer may reimburse itself for previously unreimbursed Monthly Advances in excess of Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan from any funds in the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund. The Servicer may recover at any time from amounts on deposit in the Custodial Account the amount of any Monthly Advances that the Servicer deems nonrecoverable or that remain unreimbursed to the Servicer from related Liquidation Proceeds after the final liquidation of the Mortgage Loan;

          (ix) to reimburse itself for remaining unreimbursed Servicing Advances with respect to any defaulted Mortgage Loan as to which the Servicer has determined that all amounts that it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered;

          (x) to reimburse itself for expenses incurred or reimbursable to the Servicer pursuant to Sections 3.12 and 6.03 to the extent not previously reimbursed under clause (viii) of this Section 3.04; and

          (xi) to withdraw funds deposited in error.

     Section 3.05 Establishment of and Deposits to Escrow Account.

     The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled as directed by the Master Servicer. Each Escrow Account shall be an Eligible Deposit Account established with an Eligible Institution in a manner that shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit C. No later than 30 days after the Closing Date, a copy of such certification shall be furnished to the Master Servicer and, upon request, to any subsequent owner of the Mortgage Loans.

     The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

          (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds that are to be applied to the restoration or repair of any Mortgaged Property.

     The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section
3.06. The Servicer shall retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. Additionally, any other benefit derived from the Escrow Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

     Section 3.06 Permitted Withdrawals From Escrow Account.

     Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, sewer rents, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

          (ii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

          (iii) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

          (iv) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments;

          (v) for application to restoration or repair of the Mortgaged Property in accordance with the Fannie Mae Guides;

          (vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

          (vii) to remove funds inadvertently placed in the Escrow Account by the Servicer; and

          (viii) to clear and terminate the Escrow Account on the termination of this Agreement.

     Section 3.07 Maintenance of PMI Policy and/or LPMI Policy; Claims.

     The Servicer shall comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

     With respect to each Mortgage Loan (other than LPMI Loans) with a loan to value ratio at origination in excess of 80%, the Servicer shall maintain or cause the Mortgagor to maintain (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance) in full force and effect a PMI Policy, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreements entered into or to be entered into with respect to a Mortgage Loan, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

     The Servicer shall take all such actions as are necessary to service, maintain and administer the LPMI Loans in accordance with the LPMI Policy and to perform and enforce the rights of the insured under such LPMI Policy. Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Trust Fund to do anything it reasonably deems appropriate or desirable in connection with the servicing, maintenance and administration of the LPMI Policy. The Servicer shall not modify or assume a Mortgage Loan covered by the LPMI Policy or take any other action with respect to such Mortgage Loan which would result in non-coverage under the LPMI Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. If the LPMI Insurer fails to pay a claim under the LPMI Policy as a result of breach by the Servicer of its obligations hereunder or under the LPMI Policy, the Servicer shall be required to deposit in the Custodial Account on or prior to the next succeeding Remittance Date an amount equal to such unpaid claim from its own funds without any right to reimbursement from the Trust Fund. The Servicer shall cooperate with the LPMI Insurer and the Master Servicer and shall use its best efforts to furnish all reasonable aid, evidence and information in the possession of the Servicer to which the Servicer has access with respect to any LPMI Loan; provided, however, notwithstanding anything to the contrary contained in any LPMI Policy, the Servicer shall not be required to submit any reports to the LPMI Insurer until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from the Seller, the Master Servicer or the LPMI Insurer to appropriately code its servicing system in accordance with the LPMI Insurer's requirements.

     In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan. Any amounts collected by the Servicer under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.04.

     Section 3.08 Fidelity Bond and Errors and Omissions Insurance.

     The Servicer shall keep in force during the term of this Agreement a Fidelity Bond and Errors and Omissions Insurance Policy. Such Fidelity Bond and Errors and Omissions Insurance shall be maintained with recognized insurers and shall be in such form and amount as would permit the Servicer to be qualified as a Fannie Mae or Freddie Mac seller-servicer. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. The Servicer shall furnish to the Master Servicer or Trustee a copy of each such bond and insurance policy if (i) the Master Servicer or Trustee so requests and (ii) the Servicer is not an affiliate of Lehman Brothers Inc. at the time of such request.

     Section 3.09 Notification of Adjustments.

     With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Master Servicer such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Master Servicer that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused thereby.

     Section 3.10 Completion and Recordation of Assignments of Mortgage.

     As soon as practicable after the Closing Date, the Servicing Transfer Date or the date on which a Qualifying Substitute Mortgage Loan is delivered pursuant to Section 2.05 of the Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable public recording office), the Servicer shall cause the endorsements on the Mortgage Note (if applicable), and the Assignments of Mortgage (subject to
Section 3.01(a)) to be completed in the name of the Trustee (or MERS, as applicable).

     Section 3.11 Protection of Accounts.

     The Servicer may transfer the Custodial Account or any Escrow Account to a different Eligible Institution from time to time; provided that in the event the Custodial Account or any Escrow Account is held in a depository institution or trust company that ceases to be an Eligible Institution, the Servicer shall transfer such Custodial Account or Escrow Account, as the case may be, to an Eligible Institution. Such transfer shall be made only upon obtaining the consent of the Master Servicer, which consent shall not be withheld unreasonably. The Servicer shall give notice to the Master Servicer and the NIMS Insurer of any change in the location of the Custodial Account no later than 30 days after any such transfer is made and deliver to the Master Servicer and the NIMS Insurer a certification notice in the form of Exhibit B or Exhibit C, as applicable, with respect to such Eligible Institution.

     The Servicer shall bear any expenses, losses or damages sustained by the Master Servicer or the Trustee if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

     Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments. Any such Eligible Investment shall mature no later than the Business Day immediately preceding the related Remittance Date; provided, however, that if such Eligible Investment is an obligation of an Eligible Institution (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on the related Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized.

     Section 3.12 Payment of Taxes, Insurance and Other Charges.

     With respect to each Mortgage Loan that provides for Escrow Payments, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy and LPMI Policy (if any) premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer shall not be required to maintain records with respect to the payment of LPMI Premiums unless the Servicer shall be required to make payment of such premiums and such requirement shall be indicated on the Mortgage Loan Schedule with respect to each applicable Mortgage Loan. The Servicer assumes full responsibility for the timely payment of all such bills, shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and shall make Servicing Advances to effect such payments. With regard to any Mortgage Loans for which the Mortgagor is not required to escrow Escrow

Payments with the Servicer, the Servicer shall use reasonable efforts consistent with Accepted Servicing Practices to determine that any such payments are made by the Mortgagor at the time they first became due and shall insure that the Mortgaged Property is not lost to a tax lien as a result of nonpayment and that such Mortgage is not left uninsured and shall make Servicing Advances to effect any such delinquent payments to avoid the lapse of insurance coverage on the Mortgaged Property or to avoid the imposition of a tax lien.

     Section 3.13 Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the greater of (i) the outstanding principal balance of the Mortgage Loan and (ii) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

     If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall force place the required flood insurance on the Mortgagor's behalf.

     Section 3.14 Maintenance of Mortgage Blanket Insurance.

     The Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans. To the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.13 and otherwise complies with all other requirements of Section 3.13, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.13. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account or Escrow Account subject to withdrawal pursuant to Sections 3.04 or 3.06. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.13, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer's funds, without reimbursement therefor.

     Section 3.15 Restoration of Mortgaged Property.

     The Servicer need not obtain the approval of the Trustee or the Master Servicer prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, with respect to claims greater than $10,000, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

          (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

          (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens; and

          (iii) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

     Section 3.16 Title, Management and Disposition of REO Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee or its nominee (or MERS, as applicable, provided however that if the Servicer deems it to be in the best interest of the Trustee, the Servicer may take title in the name of a person or persons other than MERS), or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer (with a copy delivered to the Trustee) from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

     The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee and the Trust Fund.

     The Servicer may permit an obligor to pay off a non-performing Mortgage Loan at less than its unpaid principal balance or charge off all or a portion of such non-performing Mortgage Loan if such discounted payoff or charge off is in accordance with Accepted Servicing Practices and the Servicer believes that such discounted payoff or charge off is in the best interest of the Trust Fund; provided that in the case of any proposed discounted payoff or proposed charge off, the Servicer shall notify the Master Servicer, by telecopy and telephone, of the proposed discounted payoff or charge off. The Master Servicer shall be deemed to have approved the discounted payoff or charge off of any Mortgage Loan unless the Master Servicer notifies the Servicer in writing, within five (5) Business Days after its receipt of the related notice, that it disapproves of the discounted payoff or charge off, in which case the Servicer shall not proceed with such discounted payoff or charge off.

     Notwithstanding anything to the contrary contained in this Section 3.16, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer. Upon completion of the inspection, the Servicer shall provide the Trustee and the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of the Master Servicer, proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In such instance, the Master Servicer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless the Master Servicer notifies the Servicer in writing, within two (2) Business Days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Servicer, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure. The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

     Subject to the approval of the Master Servicer as described in this paragraph, the disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Trust Fund. Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each, a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within two (2) Business Days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with the sale. With respect to any REO Property, upon a REO Disposition, the Servicer shall be entitled to retain from REO Disposition Proceeds a disposition fee equal to $1,500.

     In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

     Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or
(ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

     The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to the Fannie Mae Guides. The Servicer shall make monthly distributions on each Remittance Date to the Master Servicer of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this
Section 3.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

     If the Servicer determines that, in accordance with Accepted Servicing Practices, it is in the best interest of the Trustee or the Trust Fund not to proceed with foreclosure or accept a deed in lieu of foreclosure, the Servicer shall have the right to do so with the consent of the Master Servicer, whereupon the related Mortgage Loan shall be deemed to be finally liquidated and the

Servicer shall have the right to release the lien of the Mortgage on the related Mortgaged Property and the Servicer shall be entitled to reimbursement for all outstanding unreimbursed Monthly Advances and Servicing Advances from the Custodial Account in accordance with Sections 3.04(viii) and (ix).

     Section 3.17 Real Estate Owned Reports.

     Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish to the Master Servicer on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Master Servicer shall reasonably request.

     Section 3.18 MERS.

     (a) The Servicer shall use its Best Efforts to cause the Trustee to be identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     (b) The Servicer shall maintain in good standing its membership in MERS. In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended.

     (c) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership of such Mortgage Loans of which the Servicer has notice.

     (d) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall notify MERS as to any transfer of servicing pursuant to Section
9.01 within 10 Business Days of such transfer of servicing. The Servicer shall cooperate with the Trustee, the Master Servicer and any successor servicer to the extent necessary to ensure that such transfer of servicing is appropriately reflected on the MERS system.

     Section 3.19 Waiver of Prepayment Penalty Amounts.

     Except as provided below, the Servicer or any designee of the Servicer shall not waive any Prepayment Penalty Amount with respect to any Mortgage Loan. If the Servicer or its designee fails to collect a Prepayment Penalty Amount at the time of the related prepayment of any Mortgage Loan subject to such Prepayment Penalty Amount, the Servicer shall pay to the Trust Fund at such time (by deposit to the Custodial Account) an amount equal to the amount of the Prepayment Penalty Amount not collected; provided, however, the Servicer shall not have any obligation to pay the amount of any uncollected Prepayment Penalty Amount under this Section 3.19 if the failure to collect such amount is the result of inaccurate or incomplete information in the Prepayment Penalty Amount Schedule provided by the Seller and which is included as part of the Mortgage Loan Schedule attached hereto as Exhibit A. The Prepayment Penalty Amounts listed on the Prepayment Penalty Amount Schedule attached hereto as Exhibit A are complete, true and accurate and may be relied on by the Servicer in its calculation of

Prepayment Penalty Amounts. If the Prepayment Penalty Amount data set forth on Exhibit A is incorrect, then the Servicer shall have no liability for any loss resulting from calculation of Prepayment Penalty Amounts using the data provided. Notwithstanding the above, the Servicer or its designee may waive a Prepayment Penalty Amount without paying to the Trust Fund the amount of such Prepayment Penalty Amount only if such Prepayment Penalty Amount (i) relates to a defaulted Mortgage Loan or a reasonably foreseeable default, such waiver is standard and customary in servicing similar mortgage loans to the Mortgage Loan, and such waiver, in the reasonable judgment of the Servicer would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such Prepayment Charge and the related Mortgage Loan, or (ii) relates to a prepayment charge the collection of which, if collected, would be a violation of applicable laws.

     Section 3.20 Safeguarding Customer Information.

     The Servicer has implemented and will maintain security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616 and the rules promulgated thereunder, as amended from time to time (the "Guidelines").

     The Servicer shall promptly provide the Master Servicer and the Trustee information reasonably available to it regarding such security measures upon the reasonable request of the Master Servicer and the Trustee which information shall include, but not be limited to, any Statement on Auditing Standards (SAS) No. 70 report covering the Servicer's operations, and any other audit reports, summaries of test results or equivalent measures taken by the Servicer with respect to its security measures to the extent reasonably necessary in order for the Seller to satisfy its obligations under the Guidelines.

                                  ARTICLE IV.

                          PAYMENTS TO MASTER SERVICER

     Section 4.01 Remittances.

     On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer (i) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (ii) all Monthly Advances, if any, which the Servicer is obligated to make pursuant to Section 4.03, minus (iii) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03(vi), and minus (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

     With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

     All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

          JPMorgan Chase Bank, N.A.
          New York, New York
          ABA#: 021-000-021
          Account Name: Aurora Loan Services LLC,
                        Master Servicing Payment Clearing Account
          Account Number: 066-611059
          Beneficiary: Aurora Loan Services LLC
          For further credit to: LXS 2006-10N

     Section 4.02 Statements to Master Servicer.

     (a) Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly default loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and a monthly loan loss report in the format set forth in Exhibit D-3 hereto and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer and the Servicer, whose agreement shall not be unreasonably withheld. The Servicer shall include in the monthly remittance advice information regarding each Employee Mortgage Loan. The format of this monthly reporting may be amended from time to time to the extent necessary to comply with applicable law or the terms of the Trust Agreement.

     Not later than the seventeenth day of each month, the Servicer shall furnish to the Master Servicer (a) a monthly payoff remittance advice regarding any Principal Prepayments in full applied to the related Mortgage Loan on or after the seventeenth day of the month preceding the month of such reporting date, but on or before the sixteenth day of the month of such reporting date, containing such information and in such format as is mutually acceptable to the Master Servicer and the Servicer, and in any event containing sufficient information to permit the Master Servicer to properly report Principal Prepayment in full information to the Trustee under the Trust Agreement and (b) all such information required pursuant to clause (a) above in


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

electronic format, on magnetic tape or other similar media reasonably acceptable to the Master Servicer.

     (b) In addition, the Servicer shall, using its best reasonable efforts, on or before March 1st, but in no event later than March 15th, of each calendar year, furnish to each Person who was an owner of the Mortgage Loans at any time during such calendar year as required by applicable law or if not required by applicable law, at the request of such owner as to the aggregate of remittances for the applicable portion of such year.

     The Master Servicer may request that the Servicer provide, at the Master Servicer's expense, an appraisal or a broker price opinion on any Mortgage Loan which is 90 days or more delinquent. The Servicer shall use its best efforts to deliver such appraisal or broker price opinion to the Master Servicer within 15 calendar days after such request.

     Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

     Beginning with calendar year 2006, the Servicer shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer or the Trustee to prepare the Trust Fund's federal income tax return as the Master Servicer or the Trustee may reasonably request from time to time.

     (c) The Servicer shall promptly notify the Trustee, the NIMS Insurer, the Master Servicer and the Depositor (i) of any legal proceedings pending against the Servicer of the type described in Item 1117 (Section 229.1117) of Regulation AB and (ii) if the Servicer shall become (but only to the extent not previously disclosed to the NIMS Insurer, the Master Servicer and the Depositor) at any time an affiliate of any of the parties listed on Exhibit I to this Agreement.

     If so requested by the Trustee, the Master Servicer or the Depositor on any date following the date on which information was first provided to the Trustee, the NIMS Insurer and the Depositor pursuant to the preceding sentence, the Servicer shall use its reasonable best efforts within five (5) Business Days, but in no event later than ten (10) Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in Section 6.01(k) or, if such a representation and warranty is not accurate as of the date of such request, provide reasonable adequate disclosure of the pertinent facts, in writing, to the requesting party.

     The Servicer shall provide to the Trustee, the NIMS Insurer, the Master Servicer and the Depositor prompt notice of the occurrence of any of the following: any event of default under the terms of this Agreement, any merger, consolidation or sale of substantially all of the assets of the Servicer, the Servicer's engagement of any Subservicer, Subcontractor or vendor to perform or assist in the performance of any of the Servicer's obligations under this Agreement, any material litigation involving the Servicer, and any affiliation or other significant relationship between the Servicer and other transaction parties.

     (d) Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall provide to the Master Servicer notice of the occurrence of any material modifications, extensions or waivers of terms, fees, penalties or payments relating to the Mortgage Loans during the related Due Period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB) along with all information, data, and materials related thereto as may be required to be included in the related Distribution Report on Form 10-D.

     Section 4.03 Monthly Advances by Servicer.

     On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to the aggregate of all Monthly Advances relating to Monthly Payments which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 3.01. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan unless the Servicer deems such Monthly Advances to be unrecoverable, as evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer.

                                   ARTICLE V.

                          GENERAL SERVICING PROCEDURES

     Section 5.01 Servicing Compensation.

     As consideration for servicing the Mortgage Loans subject to this Agreement, the Servicer shall retain (i) the relevant Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month and (ii) Ancillary Income. In addition, if at any time the Servicer is the Retained Interest Holder with respect to any Mortgage Loans, then the Servicer, as the Retained Interest Holder, shall retain an amount equal to the Retained Interest relating to such Mortgage Loans; provided, that (i) the Trustee and the Master Servicer shall have no obligation to make payment of the Retained Interest to the Servicer and (ii) the Servicer's right to retain the Retained Interest is limited to (and the Retained Interest may only be retained from) the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.04 of this Agreement) of the Monthly Payments collected by the Servicer with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The Servicing Fee shall be payable monthly. The Servicing Fees shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment or as otherwise provided in Section 3.04. The obligation of the Trust Fund (if any) to pay the Servicing Fees is limited as provided in Section 3.04. The aggregate of the Servicing Fees payable to the Servicer for any month with respect to the Mortgage Loans shall be reduced by any Prepayment Interest Shortfall Amount with respect to such month. Any Prepayment Interest Excess Amount shall be retained by, or paid to, the Servicer as a part of the Servicing Fee.

     The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

     Section 5.02 Report on Attestation of Compliance with Applicable Servicing
                  Criteria.

     The Servicer shall, using its best reasonable efforts, on or before March 1st, but in no event later than March 15th, of each calendar year, commencing in 2007, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller, the Trustee, the Depositor and the Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a report to the effect that such firm that attests to, and reports on, the assessment made by such asserting party pursuant to Section 5.04 below, which report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board. In addition, the Servicer shall, using its best reasonable efforts, on or before March 1st, but in no event later than March 15th, of each calendar year, commencing in 2007, at its own expense, furnish to the Seller, the NIMS Insurer, the Trustee, the Depositor and Master Servicer a report meeting the requirements of clause (ii) above regarding the attestation of any Subservicer or Subcontractor which is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB (each, without respect to any threshold limitations in Instruction 2. to Item 1122 of Regulation AB, a "Participating Entity").

     Section 5.03 Annual Officer's Certificate.

     (a) The Servicer shall, using its best reasonable efforts, on or before March 1st, but in no event later than March 15th, of each calendar year, commencing in 2007, at its own expense, will deliver to the Seller, the NIMS Insurer, the Trustee, the Depositor and the Master Servicer with respect to the period ending on the immediately preceding December 31, a Servicing Officer's certificate in the form of Exhibit J hereto, stating, as to each signer thereof, that (1) a review of the activities of the Servicer during such preceding calendar year or portion thereof and of its performance under this Agreement for such period has been made under such Servicing Officer's supervision and (2) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such year (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such Servicing Officer and the nature and status thereof, including the steps being taken by the Servicer to remedy such default.

     (b) For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of the Trust Fund, a Servicing Officer shall, using its best reasonable efforts, on or before March 1st, but in no event later than March 15th, (or if not a Business Day, the immediately preceding Business Day) of each calendar year , beginning in 2007, execute and deliver an Officer's Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund, the Master Servicer and the Depositor and their officers, directors and affiliates, in the form of Exhibit E hereto.

     (c) The Servicer shall indemnify and hold harmless the Seller, the NIMS Insurer, the Master Servicer, the Trustee, the Depositor and their respective officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 5.03 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, the Trustee and/or the Depositor, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer, the Trustee and/or the Depositor as a result of the losses, claims, damages or liabilities of the Master Servicer, the Trustee and/or the Depositor in such proportion as is appropriate to reflect the relative fault of the Master Servicer, the Trustee and/or the Depositor on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this
Section 5.03 or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

     Section 5.04 Report on Assessment of Compliance with Applicable Servicing
                  Criteria.

     The Servicer shall, using its best reasonable efforts, on or before March 1st, but in no event later than March 15th, of each calendar year, commencing in 2007, deliver to the Seller, the Trustee, the NIMS Insurer, the Master Servicer and the Depositor a report regarding its assessment of compliance with the servicing criteria identified in Exhibit H attached hereto, as of and for the immediately preceding calendar year. Such report shall address all of the servicing criteria specified in Exhibit H. Each such report shall include (a) a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to such party, (b) a statement that such party used the criteria identified in Item 1122(d) of Regulation AB (Section 229.1122(d)) to assess compliance with the applicable servicing criteria, (c) disclosure of any material instance of noncompliance identified by such party, and (d) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the applicable servicing criteria, which report shall be delivered by the Servicer as provided in Section 5.02.

     Section 5.05 Transfers of Mortgaged Property.

     The Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy or LPMI Policy, if any.

If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall make all commercially reasonable efforts to enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the owner of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the owner of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note; provided that no such substitutions should be permitted unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Master Servicer that any such assumption or substitution agreement has been contemplated by forwarding to the Master Servicer a copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates). The Servicer shall forward an original copy of such agreement to the Custodian to be held by the Custodian with the other documents related to such Mortgage Loan. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the Mortgage Interest Rate, the stated maturity or the outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any assumption fee collected by the Servicer for entering into an assumption agreement shall be retained by the Servicer as additional servicing compensation. In connection with any such assumption, none of the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan or the outstanding principal amount of the Mortgage Loan shall be changed.

                                  ARTICLE VI.

                           REPRESENTATIONS, WARRANTIES
                                 AND AGREEMENTS

     Section 6.01 Representations, Warranties and Agreements of the Servicer.

     The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Seller, the Master Servicer, the Depositor and the Trustee as of the Closing Date:

     (a) Due Organization and Authority. The Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

     (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

     (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

     (d) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

     (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending (or, in the case of government authorities, known to be contemplated) or threatened against the Servicer or any Subservicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or any Subservicer, or in any material impairment of the right or ability of the Servicer or any Subservicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or any Subservicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

     (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement;

     (g) Ability to Service. The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to service mortgage loans for either Fannie Mae or Freddie Mac. The Servicer is a member in good standing of the MERS system;

     (h) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

     (i) No Commissions to Third Parties. The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller; and

     (j) Fair Credit Reporting Act. The Servicer for each mortgage loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

     (k) Additional Representations and Warranties of the Servicer. Except as disclosed in writing to the Seller, the Master Servicer, the Depositor and the Trustee prior to the Closing Date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;
(iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the Closing Date; (v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement and (vi) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with any party listed on Exhibit I hereto.

     Section 6.02 Remedies for Breach of Representations and Warranties of the
                  Servicer.

     It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the Closing Date or Servicing Transfer Date, as applicable, hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Seller and the Trustee. Upon discovery by either the Servicer, the Master Servicer, the Trustee or the Seller of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Seller or the Trustee, the party discovering such breach shall give prompt written notice to the other.

     Within 60 days of (or, in the case of any breach of a representation or warranty set forth in Section 6.01(k), 10 days) the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its Best Efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's or the Master Servicer's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor Servicer. Such assignment shall be made in accordance with Sections 9.01 and 9.02.

     In addition, the Servicer shall indemnify the Seller, the Trustee and the Master Servicer (and each of their respective directors, officers, employees and agents) and the Trust Fund, and hold each of them harmless against any Costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 6.02 constitute the sole remedies of the Seller, the Master Servicer and the Trustee respecting a breach of the foregoing representations and warranties.

     Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Seller or the Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Seller or the Master Servicer for compliance with this Agreement.

     Section 6.03 Additional Indemnification by the Servicer; Third Party
                  Claims.

     (a) The Servicer shall indemnify the Seller, the Depositor, the Trustee, the Master Servicer, the NIMS Insurer, the Trust Fund and each of their respective directors, officers, employees and agents and the Trust Fund and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (A) any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Agreement, including any report under Sections 5.02, 5.03 or 5.04 or any failure by the Servicer to identify pursuant to Section 7.04(c) any Subcontractor that is a Participating Entity;

          (B) the failure of the Servicer to perform its duties and service the Mortgage Loans in material compliance with the terms of this Agreement or

          (C) the failure of the Servicer to cause any event to occur or not to occur which would have occurred or would not have occurred, as applicable, if the Servicer were applying Accepted Servicing Practices under this Agreement.

     In the case of any failure of performance described in clause (a)(A) of this Section 6.03, the Servicer shall promptly reimburse the Trustee, the Master Servicer or the Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to the transaction relating to this Agreement, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to this transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

     The Servicer shall immediately notify the Seller, the Depositor, the Master Servicer, the Trustee, the NIMS Insurer, the Trust Fund or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party in the event of an indemnified claim) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any other party in respect of such claim and follow any written instructions received from such indemnified party in connection with such claim. Subject to the Servicer's indemnification pursuant to Section 6.02, or the failure of the Servicer to service and administer the Mortgage Loans in material compliance with the terms of this Agreement, the Trust Fund shall indemnify the Servicer and hold the Servicer harmless against any and all Costs that the Servicer may sustain in connection with any legal action relating to this Agreement, the Certificates or the origination or Servicing of the Mortgage Loans by any prior owner or servicer, other than any Costs incurred by reason of the Servicer's willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder.

     Section 6.04 Indemnification with Respect to Certain Taxes and Loss of
                  REMIC Status.

     In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate, the Master Servicer, the Trustee and the Trust Fund (and each of their respective directors, officers, employees and agents) against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate, the Master Servicer, the Trustee and the Trust Fund now or hereafter existing at law or in equity or otherwise. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

     Section 6.05 Reporting Requirements of the Commission and Indemnification.

Notwithstanding any other provision of this Agreement, the Servicer acknowledges and agrees that the purpose of Sections 4.02(c) and (d), 5.02, 5.03, 5.04, 6.01(k), 6.03 and 7.04 of this Agreement is to facilitate compliance by the Trustee, the Master Servicer and the Depositor with the provisions of Regulation AB. Therefore, the Servicer agrees that (a) the obligations of the

Servicer hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) such obligations may change over time due to interpretive advice or guidance of the Commission, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the Servicer shall agree to enter into such amendments to this Agreement as may be necessary, in the judgment of the Depositor, the Master Servicer and their respective counsel, to comply with such interpretive advice or guidance, convention, consensus, advice of counsel, or otherwise, (d) the Servicer shall otherwise comply with requests made by the Trustee, the Master Servicer or the Depositor for delivery of additional or different information as such parties may determine in good faith is necessary to comply with the provisions of Regulation AB and (e) the Servicer shall (i) agree to such modifications and enter into such amendments to this Agreement as may be necessary, in the judgment of the Depositor, the Master Servicer and their respective counsel, to comply with any such clarification, interpretive guidance, convention or consensus and (ii) promptly upon request provide to the Depositor for inclusion in any periodic report required to be filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), such items of information regarding this Agreement and matters related to the Servicer, (collectively, the "Servicer Information"), provided that such information shall be required to be provided by the Servicer only to the extent that such shall be determined by the Depositor in its sole discretion and its counsel to be necessary or advisable to comply with any Commission and industry guidance and convention. Notwithstanding the foregoing paragraph, any modifications or amendments of the obligations of the Servicer under this agreement made pursuant to this Section 6.05 shall be made in writing and upon mutual agreement with the Servicer (provided that such agreement will not unreasonably withheld).

     The Servicer hereby agrees to indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, their respective officers and directors and each person, if any, who controls the Depositor or Master Servicer within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Act"), or
Section 20 of the Exchange Act, from and against any and all losses, claims, expenses, damages or liabilities to which the Depositor, the Trustee, the Master Servicer, their respective officers or directors and any such controlling person may become subject under the Act or otherwise, as and when such losses, claims, expenses, damages or liabilities are incurred, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Servicer Information or arise out of, or are based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Depositor, the Trustee, the Master Servicer, their respective officers and directors and any such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such loss, claim, expense, damage, liability or action, as and when incurred; provided, however, that the Servicer shall be liable only insofar as such untrue statement or alleged untrue statement or omission or alleged omission relates solely to the information in the Servicer Information furnished to the Depositor, the Trustee or Master Servicer by or on behalf of the Servicer specifically in connection with this Agreement.

                                  ARTICLE VII.

                                  THE SERVICER

     Section 7.01 Merger or Consolidation of the Servicer.

     The Servicer shall keep in full effect its existence, rights and franchises as a limited liability company, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation (or limited liability company) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a Fannie Mae or Freddie Mac approved servicer in good standing.

     Section 7.02 Limitation on Liability of the Servicer and Others.

     Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Seller, the Master Servicer or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Master Servicer, undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

     Section 7.03 Limitation on Resignation and Assignment by the Servicer.

     The Seller has entered into this Agreement with the Servicer in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller (as owner of the servicing rights relating to the Mortgage Loans) and the Master Servicer, which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of the Seller and the Master Servicer, and which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the Servicer, shall not be unreasonably withheld; provided, that in each case, there must be delivered to the Master Servicer and the Trustee a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. Notwithstanding the foregoing, the Servicer, without the consent of the Seller (as owner of the servicing rights relating to the Mortgage Loans), the Master Servicer or the Trustee, may retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

     The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Master Servicer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer and the Trustee which Opinion of Counsel shall be in form and substance acceptable to the Master Servicer and the Trustee. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 9.01.

     Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Seller, the Trustee and the Master Servicer, then the Seller, the Trustee or the Master Servicer shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

     Section 7.04 Subservicing Agreements and Successor Subservicer.

     (a) The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section 7.04 and the proposed Subservicer (i) is an institution which is an approved Fannie Mae or Freddie Mac Seller/Servicer as indicated in writing,
(ii) represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such subservicing agreement and (iii) is acceptable to the NIMS Insurer. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of paragraph (c) of this Section 7.04.

     (b) The Servicer shall give prior written notice to the Trustee, the Master Servicer, the Depositor and the NIMS Insurer of the appointment of any Subservicer and shall furnish to the Trustee, Master Servicer, the Depositor and the NIMS Insurer a copy of any related subservicing agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans immediately upon receipt by any Subservicer of such payments. Any such subservicing agreement shall be acceptable to the NIMS Insurer and be consistent with and not violate the provisions of this Agreement. Each subservicing agreement shall provide that a successor Servicer shall have the option to terminate such agreement without payment of any fees if the predecessor Servicer is terminated or resigns. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) to comply with the provisions of this Section 7.04 and with Sections 4.02(c), 5.02, 5.03(a), 5.03(b), 5.04, 6.01(k) and 6.03 and Exhibit H of this Agreement to the same extent as if such Subservicer were the Servicer. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Trustee, the NIMS Insurer, the Master Servicer and the Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 5.03(a), any reports on assessment of compliance and attestation required to be delivered by such Subservicer under Sections 5.02 and 5.04 and any certification required to be delivered under 5.03(b) to the Person that will be responsible for signing the Sarbanes Certification under Section 5.04 as and when required to be delivered hereunder.

     (c) The Servicer shall give prior written notice to the Master Servicer and the Depositor of the appointment of any Subcontractor and a written description (in form and substance satisfactory to the Master Servicer, the Servicer and the Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (A) the identity of each such Subcontractor, (B) which (if any) of such Subcontractors are Participating Entities, and (C) which elements of the servicing criteria set forth under Item 1122(d) of Regulation AB will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (B) of this paragraph.

     As a condition to the utilization of any Subcontractor determined to be a Participating Entity, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Trustee, the NIMS Insurer, the Master Servicer and the Depositor to comply with the provisions of Sections 4.02(c), 5.02, 5.04, 6.01(k) and 6.03 and Exhibit H of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Trustee, the NIMS Insurer, the Master Servicer and the Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Sections 5.02 and 5.04, in each case as and when required to be delivered.

     The Servicer acknowledges that a Subservicer or Subcontractor that performs services with respect to mortgage loans involved in this transaction in addition to the Mortgage Loans may be determined by the Depositor to be a Participating Entity on the basis of the aggregate balance of such mortgage loans, without regard to whether such Subservicer or Subcontractor would be a Participating Entity with respect to the Mortgage Loans viewed in isolation. The Servicer shall (A) respond as promptly as practicable to any good faith request by the Trustee, the Master Servicer or the Depositor for information regarding each Subservicer and each Subcontractor and (B) cause each Subservicer and each Subcontractor with respect to which the

Trustee, the Master Servicer or the Depositor requests delivery of an assessment of compliance and accountants' attestation to deliver such within the time required under Section 5.04.

     Notwithstanding any subservicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer, Subcontractor or other third party or reference to actions taken through a Subservicer, a Subcontractor, another third party or otherwise, the Servicer shall remain obligated and primarily liable to the Trust Fund, the Trustee, the Master Servicer, the NIMS Insurer and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions hereof without diminution of such obligation or liability by virtue of any subservicing, subcontracting or other agreements or arrangements or by virtue of indemnification from a Subservicer, Subcontractor or a third party and to the same extent and under the same terms and conditions as if the Servicer alone were servicing the Mortgage Loans, including with respect to compliance with Item 1122 of Regulation AB. The Servicer shall be entitled to enter into any agreement with a Subservicer, Subcontractor or a third party for indemnification of the Servicer by such Subservicer, Subcontractor or third party and nothing contained in the Agreement shall be deemed to limit or modify such indemnification.

                                 ARTICLE VIII.

                                  TERMINATION

     Section 8.01 Termination for Cause.

     This Agreement shall be terminable at the option of the Seller or the Master Servicer if any of the following events of default exist on the part of the Servicer:

          (i) any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer; or

          (ii) any failure by the Servicer to duly perform, within the required time period and without notice, its obligations to provide any certifications required pursuant to Sections 5.02, 5.03 or 5.04 (including with respect to such certifications required to be provided by any Subservicer or Subcontractor pursuant to Section 7.04), which failure continues unremedied for a period of ten (10) days from the date of delivery required with respect to such certification; or

          (iii) except with respect to those items listed in clause (ii) above, any failure by the Servicer to duly perform, within the required time period, without notice or grace period, its obligations to provide the information, data and materials required to be provided hereunder pursuant to Sections 4.02(c), 4.02(d), 6.01(k) and 7.04, including any items required to be included in any Exchange Act report; or

          (iv) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 30 days; or

          (v) failure by the Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction, if required by such jurisdiction, where the Mortgaged Properties are located; or

          (vi) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (vii) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

          (viii) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

          (ix) the Servicer ceases to meet the qualifications of a Fannie Mae or Freddie Mac seller/servicer; or

          (x) the Servicer attempts to assign the servicing of the Mortgage Loans or its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof (to other than a third party in the case of outsourcing routine tasks including, but not limited to, taxes, insurance, property inspection, reconveyance, collection or brokering REO Property), in each case without complying fully with the provisions of
Section 7.03.

     In each and every such case, so long as an event of default shall not have been remedied, in addition to whatever rights the Seller, the Trustee or the Master Servicer may have at law or equity to damages, including injunctive relief and specific performance, the Seller or the Master Servicer, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

     Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor Servicer appointed by the Seller and the Master Servicer. Upon written request from the Seller, the Servicer shall prepare, execute and deliver to the successor entity designated by the Seller any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Seller and the Master Servicer and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

     By a written notice, the Seller and the Master Servicer may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     Section 8.02 Termination Without Cause.

     This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Master Servicer (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, (ii) mutual consent of the Servicer, the Seller (as owner of the servicing rights relating to the Mortgage Loans), the Trustee and the Master Servicer in writing or (iii) at the sole discretion of the Seller (acting in its capacity as owner of the servicing rights relating to the Mortgage Loans). Any such termination pursuant to clause
(iii) above shall be with 30 days' prior notice, in writing and delivered to the Trustee, the Master Servicer and the Servicer by registered mail to the addresses set forth in Section 9.03 of this Agreement (in the case of the Servicer) or in the Trust Agreement (in the case of the Trustee or the Master Servicer). The Servicer shall comply with the termination procedures set forth in Sections 7.03, 8.01 and 9.01 hereof. The Master Servicer or the Trustee shall have no right to terminate the Servicer pursuant to this Section 8.02. In connection with a termination by the Seller pursuant to clause (iii) of this
Section 8.02, the Servicer shall be reimbursed for all unreimbursed out-of-pocket Servicing Advances, Monthly Advances and Servicing Fees and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing at the time of such transfer of servicing. Any invoices received by the Servicer after termination will be forwarded to the Seller or the successor servicer for payment within thirty (30) days of receipt from the Servicer.

                                  ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

     Section 9.01 Successor to the Servicer.

     Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 7.03, 8.01 or 8.02(ii), the Master Servicer shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement; or
(b) pursuant to a termination under Section 8.02(iii), the Seller (as owner of the servicing rights relating to the Mortgage Loans) shall appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer shall be subject to the approval of the Master Servicer and, to the extent required by the Trust Agreement, the Trustee and such successor, shall be a member in good standing of the MERS system (if any of the Mortgage Loans are MERS Eligible Mortgage Loans, unless such Mortgage Loans are withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trustee at the expense of the successor Servicer). Any approval of a successor servicer by the Master Servicer and, to the extent required by the Trust Agreement, the Trustee, shall, if the successor servicer is not at that time a servicer of other Mortgage Loans for the Trust Fund, be conditioned upon the receipt by the Master Servicer and the Trustee of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to the Master Servicer and the Seller under Section 6.02 and 6.03, it being understood and agreed that the provisions of such Sections 6.01, 6.02 and 6.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement. Neither the Master Servicer, in its capacity as successor servicer, nor any other successor servicer, shall be responsible for the lack of information and/or documents that are not transferred to it by the Servicer and that it cannot otherwise obtain through reasonable efforts.

     Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement of the Mortgage Notes and related documents, and the preparation and recordation of Assignments of Mortgage. The Servicer shall cooperate with the Trustee, the Master Servicer or the Seller, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or

Escrow Account or thereafter received with respect to the Mortgage Loans. Notwithstanding anything to the contrary set forth herein, the Servicer shall not be prohibited from retaining copies of the Mortgage Loan documents, Servicing Files and other records related to the Mortgage Loans as the Servicer reasonably deems necessary.

     Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer, the Master Servicer and the Seller an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 (including a representation that the successor Servicer is a member of MERS, unless none of the Mortgage Loans are MERS Mortgage Loans or MERS Eligible Mortgage Loans or any such Mortgage Loans have been withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trustee) and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01 or 8.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation. In addition, in the event any successor servicer is appointed pursuant to Section 8.02(iii) of this Agreement, such successor servicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

     The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account (and any funds thereafter received by it with respect to the Mortgage Loans) and all Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

     Upon a successor's acceptance of appointment as such, the Servicer shall notify the Depositor, the Trustee, the Seller and Master Servicer of such appointment in accordance with the procedures set forth in Section 9.03.

     Section 9.02 Costs.

     Lehman Holdings shall pay the legal fees and expenses of its attorneys. Costs and expenses incurred in connection with the transfer of the servicing responsibilities, including fees for delivering Servicing Files, shall be paid by Lehman Holdings. Subject to Sections 2.02 and 3.01(a), the Depositor shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages.

     Section 9.03 Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

          (i)  if to the Seller:

          Lehman Brothers Holdings Inc.
          745 Seventh Avenue, 7th Floor
          New York, New York 10019
          Attention: Mortgage Finance (LXS 2006-10N)
          Telephone: (212) 526-7000
          Facsimile: (212) 526-8950

          (ii) if to the Servicer:

          Aurora Loan Services LLC
          10350 Park Meadows Drive
          Littleton, Colorado 80124
          Attention: Jim Greene (LXS 2006-10N)
          Telephone: (720) 945-4849
          Facsimile: (720) 945-5735

          with a copy to:

          Aurora Loan Services LLC
          601 Fifth Avenue
          P.O. Box 1706
          Scottsbluff, Nebraska 69361
          Attention: Manager, Loan Administration, LXS 2006-10N
          Telephone No.: (308) 220-2000
          Telecopier No.: (308) 632-4287

          (iii) if to the Master Servicer:

          Aurora Loan Services LLC
          327 Inverness Drive South, 3rd Floor
          Englewood, Colorado 80112
          Attention: Jerald W. Dreyer
          Telephone: (720) 945-3481
          Telecopier: (720) 945-3123

          (iv) if to the Trust Fund or the Trustee:

          U.S. Bank National Asociation
          One Federal Street, 3rd Floor

          Boston, Massachusetts 02110
          Attention: Structured Finance - LXS 2006-10N

          (v)  if to the Depositor:

          Structured Asset Securities Corporation
          745 Seventh Avenue
          8th Floor
          New York, New York 10019

     Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee. Notwithstanding anything to the contrary in this Agreement, the Servicer shall not be obligated to provide notices pursuant to this Agreement to any NIMS Insurer or any other party whose address is not provided in this
Section 9.03 until 30 days after the Servicer has received notice of the appointment of such NIMS Insurer or such other party (including the name, address, telephone number and facsimile number of such party).

     Section 9.04 Severability Clause.

     Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

     Section 9.05 No Personal Solicitation.

From and after the Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan (on a targeted basis) for any purposes of prepayment, refinancing or modification of the related Mortgage Loan, provided, however, that this limitation shall not prohibit the Servicer from soliciting such Mortgagor for purposes of prepayment, refinance or modification of any loan owned or serviced by the Servicer other than a Mortgage Loan. Notwithstanding the foregoing, it is understood and agreed that, among other marketing activities, promotions and solicitations (including, without limitation, those for purposes of prepayment, refinance or modification) undertaken by the Servicer which are directed to the general public at large or which are directed generally to a segment of the then existing customers of the Servicer or any of its affiliates (including, without limitation, the mailing of promotional materials to the Servicer's or its affiliates' deposit customers by inserting such materials into customer account statements, mass mailings based on commercially acquired mailing lists and newspaper, radio and television advertisements and solicitations made on the basis of information acquired by the Servicer or its affiliates that indicates that a borrower may be planning to refinance) shall not constitute solicitation under this section. Language included on or in the Servicer's website, interactive voice response system, coupon books or billing statements that is not specifically targeted at the borrower or obligor under any Mortgage Loan, shall not be deemed to constitute solicitations under Section 9.05. In the event the Servicer does refinance any Mortgage Loan as a result of a violation of the requirements set forth in this Section 9.05, the Servicer hereby agrees to pay to the Trust Fund an amount equal to the difference, if any, between the amount that the Trust Fund would have received if it had sold the Mortgage Loan to a third party, and the proceeds received by the Trust Fund as a result of such refinancing.

     Section 9.06 Counterparts.

     This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     Section 9.07 Place of Delivery and Governing Law.

     This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Seller in the State of New York and shall be deemed to have been made in the State of New York. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 9.08 Further Agreements.

     The Seller and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

     Section 9.09 Intention of the Parties.

     It is the intention of the parties that the Seller is conveying, and the Servicer is receiving only a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Mortgage Loans and all rights (other than the servicing rights) related thereto.

     Section 9.10 Successors and Assigns; Assignment of Servicing Agreement.

     This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, the Seller, the Trustee and the Master Servicer and their respective successors and assigns. This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with
Section 7.03.

     Section 9.11 Assignment by the Seller.

     The Seller shall have the right, upon notice to but without the consent of the Servicer, to assign, in whole or in part, its interest under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights (but not the obligations, except as set forth in the Trust Agreement) of the Seller under this Agreement (and in performing hereunder, the Trustee shall have all of the rights, protections and immunities afforded to it under the Trust Agreement). All references to the Seller in this Agreement shall be deemed to include its assignee or designee and any subsequent assignee or designee, specifically including the Trustee, except with respect to the Seller's retained servicing rights pursuant to Section 8.02(iii).

     The Seller shall have the right, upon notice to but without the consent of the Servicer or the Trustee, to assign, in whole or in part, its retained servicing rights. All references to the Seller in this Agreement, in its capacity as an owner of servicing rights, shall be deemed to include the assignee or designee and any subsequent assignee or designee, of the Seller's rights arising pursuant to Section 8.02(iii).

     Section 9.12 Waivers.

     No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     Section 9.13 Exhibits.

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 9.14 General Interpretive Principles.

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

     (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean by reason of enumeration.

     Section 9.15 Intended Third Party Beneficiaries.

     Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, the Depositor and the NIMS Insurer receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trustee, the Depositor and the NIMS Insurer as if they were parties to this Agreement, and the Trustee (acting through the Master Servicer), the Depositor and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement or the Credit Risk Management Agreement. Notwithstanding the foregoing, all rights of the Trustee and the Depositor hereunder (other than the right to indemnification) and all rights and obligations of the Master Servicer and the Servicer hereunder (other than the right to indemnification) shall terminate upon the termination of the Trust Fund pursuant to the Trust Agreement and all rights of the NIMS Insurer set forth in this Agreement (other than the right of indemnification) shall exist only so long as the NIM Securities remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.

     Section 9.16 Reproduction of Documents.

     This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section 9.17 Protection of Confidential Information.

     The Servicer shall keep confidential and shall not divulge to any party, without the Seller's prior written consent, any nonpublic information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or it is otherwise in accordance with Accepted Servicing Practices.

     Section 9.18 Amendment.

     This Agreement may be amended from time to time by the mutual written agreement signed by the Master Servicer, the Seller and the Servicer; provided that the party requesting such amendment shall, at its own expense, provide the Trustee, the Master Servicer and the Seller with an Opinion of Counsel that such amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans. Any such amendment shall be deemed not to adversely affect in any material respect any the interest of the Certificateholders in the Mortgage Loans, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce, qualify or withdraw the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee, the Master Servicer and the Seller in connection with any such amendment may rely expressly on such confirmation as the basis therefore); provided however, this Agreement may be amended by the Servicer, the Seller, the Master Servicer and the Trustee from time to time without the delivery of an Opinion of Counsel described above to the extent necessary, in the judgment of the Seller and its counsel, to comply with the SEC Rules.

     IN WITNESS WHEREOF, the Servicer, the Seller and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                        LEHMAN BROTHERS HOLDINGS INC.,
                                           as Seller


                                        By:
                                            ------------------------------------
                                            Name: Michael Hitzmann
                                            Title: Authorized Signatory


                                        AURORA LOAN SERVICES LLC,
                                           as Servicer


                                        By:
                                            ------------------------------------
                                            Name: James L. Greene
                                            Title: Assistant Vice President


                                        AURORA LOAN SERVICES LLC,
                                        as Master Servicer


                                        By:
                                            ------------------------------------
                                            Name: Jerald W. Dreyer
                                            Title: Vice President


Acknowledged By:

   U.S. BANK NATIONAL ASSOCIATION
   as Trustee and not individually


   By:
       ---------------------------------
   Name:
   Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE
                     (including Prepayment Penalty Schedule)

                             [Intentionally Omitted]

                                    EXHIBIT B

                     CUSTODIAL ACCOUNT CERTIFICATION NOTICE

                                                                   June __, 2006

To:

Owner/Trustee/Master Servicer
Street Address

     As Servicer under the Servicing Agreement, dated as of [month/date/year] among Aurora Loan Services LLC, as Servicer, [Seller name]., as Seller and you, as Master Servicer (the "Agreement"), we hereby certify to you that we have established an account at [insert name of financial institution], as a Custodial Account pursuant to Section [section number] of the Agreement, to be designated as "Aurora Loan Services LLC, in trust for [account name]. All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.

                                        AURORA LOAN SERVICES LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT C

                       ESCROW ACCOUNT CERTIFICATION NOTICE

                                                                   June __, 2006

To:

Owner/Trustee/Master Servicer
Street Address

     As Servicer under the Servicing Agreement, dated as of [month/date/year] among Aurora Loan Services LLC, as Servicer, [Seller name]., as Seller and you, as Master Servicer (the "Agreement"), we hereby certify to you that we have established an account at [insert name of financial institution], as an Escrow Account pursuant to Section [section number] of the Agreement, to be designated as "Aurora Loan Services LLC, in trust for [account name]. All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.

                                        AURORA LOAN SERVICES LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   EXHIBIT D-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME    DESCRIPTION                                                 FORMAT
-----------   --------------------------------------------------------    --------------------------
INVNUM        INVESTOR LOAN NUMBER                                        Number no decimals
SERVNUM       SERVICER LOAN NUMBER, REQUIRED                              Number no decimals
BEGSCHEDBAL   BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                 Number two decimals
              BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
              REQUIRED
SCHEDPRIN     SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED          Number two decimals
              ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
              REQUIRED, .00 IF NO COLLECTIONS
CURT1         CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                 Number two decimals
CURT1DATE     CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                 DD-MMM-YY
CURT1ADJ      CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE             Number two decimals
CURT2         CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                 Number two decimals
CURT2DATE     CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                 DD-MMM-YY
CURT2ADJ      CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE             Number two decimals
LIQPRIN       PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE        Number two decimals
OTHPRIN       OTHER PRINCIPAL, .00 IF NOT APPLICABLE                      Number two decimals
PRINREMIT     TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE    Number two decimals
INTREMIT      NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                Number two decimals
              .00 IF NOT APPLICABLE
TOTREMIT      TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
ENDSCHEDBAL   ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED            Number two decimals
              ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL     ENDING TRIAL BALANCE                                        Number two decimals
              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE    ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT           DD-MMM-YY
ACTCODE       60 IF PAIDOFF, BLANK IF NOT APPLICABLE                      Number no decimals
ACTDATE       ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                 DD-MMM-YY
INTRATE       INTEREST RATE, REQUIRED                                     Number seven decimals
                                                                          Example .0700000 for 7.00%
SFRATE        SERVICE FEE RATE, REQUIRED                                  Number seven decimals
                                                                          Example .0025000 for .25%
PTRATE        PASS THRU RATE, REQUIRED                                    Number seven decimals
                                                                          Example .0675000 for 6.75%
PIPMT         P&I CONSTANT, REQUIRED                                      Number two decimals
              .00 IF PAIDOFF


                                      D-1-1

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

DATA FIELD                           FORMAT                                                                   DATA DESCRIPTION
-----------------------------------  -----------------------------------------------------------------------  ----------------------
% of MI coverage                     NUMBER(6,5)                                                              The percent of
                                                                                                              coverage provided by
                                                                                                              the PMI company in the
                                                                                                              event of loss on a
                                                                                                              defaulted loan.

Actual MI claim filed date           DATE(MM/DD/YYYY)                                                         Actual date that the
                                                                                                              claim was submitted to
                                                                                                              the PMI company.

Actual bankruptcy start date         DATE(MM/DD/YYYY)                                                         Actual date that the
                                                                                                              bankruptcy petition is
                                                                                                              filed with the court.

Actual MI claim amount filed         NUMBER(15,2)                                                             The amount of the
                                                                                                              claim that was filed
                                                                                                              by the servicer with
                                                                                                              the PMI company.

Actual discharge date                DATE(MM/DD/YYYY)                                                         Actual date that the
                                                                                                              Discharge Order is
                                                                                                              entered in the
                                                                                                              bankruptcy docket.

Actual due date                      DATE(MM/DD/YYYY)                                                         Actual due date of the
                                                                                                              next outstanding
                                                                                                              payment amount due
                                                                                                              from the mortgagor.

Actual eviction complete date        DATE(MM/DD/YYYY)                                                         Actual date that the
                                                                                                              eviction proceedings
                                                                                                              are completed by local
                                                                                                              counsel.

Actual eviction start date           DATE(MM/DD/YYYY)                                                         Actual date that the
                                                                                                              eviction proceedings
                                                                                                              are commenced by local
                                                                                                              counsel.

Actual first legal date              DATE(MM/DD/YYYY)                                                         Actual date that
                                                                                                              foreclosure counsel
                                                                                                              filed the first legal
                                                                                                              action as defined by
                                                                                                              state statute.

Actual redemption end date           DATE(MM/DD/YYYY)                                                         Actual date that the
                                                                                                              foreclosure redemption
                                                                                                              period expires.

Bankruptcy chapter                   VARCHAR2(2)  7= Chapter 7 filed   11=  Chapter 11 filed                  Chapter of bankruptcy
                                                                                                              filed.

                                                 12= Chapter 12 filed  13= Chapter 13 filed

Bankruptcy flag                      VARCHAR2(2)  Y=Active Bankruptcy  N=No Active Bankruptcy                 Servicer defined
                                                                                                              indicator that
                                                                                                              identifies that the
                                                                                                              property is an asset
                                                                                                              in an active
                                                                                                              bankruptcy case.

Bankruptcy Case Number               VARCHAR2(15)                                                             The court assigned
                                                                                                              case number of the
                                                                                                              bankruptcy filed by a
                                                                                                              party with interest in
                                                                                                              the property.


                                      D-2-1

MI claim amount paid                 NUMBER(15,2)                                                             The amount paid to the
                                                                                                              servicer by the PMI
                                                                                                              company as a result of
                                                                                                              submitting an MI
                                                                                                              claim.

MI claim funds received date         DATE(MM/DD/YYYY)                                                         Actual date that funds
                                                                                                              were received from the
                                                                                                              PMI company as a
                                                                                                              result of transmitting
                                                                                                              an MI claim.

Current loan amount                  NUMBER(10,2)                                                             Current unpaid
                                                                                                              principal balance of
                                                                                                              the loan as of the
                                                                                                              date of reporting to
                                                                                                              Aurora Master
                                                                                                              Servicing.

Date FC sale scheduled               DATE(MM/DD/YYYY)                                                         Date that the
                                                                                                              foreclosure sale is
                                                                                                              scheduled to be held.

Date relief/dismissal granted        DATE(MM/DD/YYYY)                                                         Actual date that the
                                                                                                              dismissal or relief
                                                                                                              from stay order is
                                                                                                              entered by the
                                                                                                              bankruptcy court.

Date REO offer accepted              DATE(MM/DD/YYYY)                                                         Actual date of
                                                                                                              acceptance of an REO
                                                                                                              offer.

Date REO offer received              DATE(MM/DD/YYYY)                                                         Actual date of receipt
                                                                                                              of an REO offer.

Delinquency value                    NUMBER(10,2)                                                             Value obtained
                                                                                                              typically from a BPO
                                                                                                              prior to foreclosure
                                                                                                              referral not related
                                                                                                              to loss mitigation
                                                                                                              activity.

Delinquency value source             VARCHAR2(15)  BPO= Broker's Price Opinion  Appraisal=Appraisal           Name of vendor or
                                                                                                              management company
                                                                                                              that provided the
                                                                                                              delinquency valuation
                                                                                                              amount.

Delinquency value date               DATE(MM/DD/YYYY)                                                         Date that the
                                                                                                              delinquency valuation
                                                                                                              amount was completed
                                                                                                              by vendor or property
                                                                                                              management company.

Delinquency flag                     VARCHAR2(2)  Y= 90+ delinq. Not in FC, Bky or Loss mit                   Servicer defined
                                                                                                              indicator that
                                                                                                              indentifies that the
                                                                                                              loan is delinquent but
                                                                                                              is not involved in
                                                                                                              loss mitigation,
                                                                                                              foreclosure,
                                                                                                              bankruptcy or REO.

                                                  N=Less than 90 days delinquent

Foreclosure flag                     VARCHAR2(2)  Y=Active foreclosure  N=No active foreclosure               Servicer defined
                                                                                                              indicator that
                                                                                                              identifies that the
                                                                                                              loan is involved in
                                                                                                              foreclosure
                                                                                                              proceedings.

Corporate expense balance            NUMBER(10,2)                                                             Total of all
                                                                                                              cumulative expenses
                                                                                                              advanced by the
                                                                                                              servicer for
                                                                                                              non-escrow expenses
                                                                                                              such as but not
                                                                                                              limited to: FC fees
                                                                                                              and costs, bankruptcy
                                                                                                              fees and costs,
                                                                                                              property preservation
                                                                                                              and property
                                                                                                              inspections.


                                      D-2-2

Foreclosure attorney referral date   DATE(MM/DD/YYYY)                                                         Actual date that the
                                                                                                              loan was referred to
                                                                                                              local counsel to begin
                                                                                                              foreclosure
                                                                                                              proceedings.

Foreclosure valuation amount         NUMBER(15,2)                                                             Value obtained during
                                                                                                              the foreclosure
                                                                                                              process. Usually as a
                                                                                                              result of a BPO and
                                                                                                              typically used to
                                                                                                              calculate the bid.

Foreclosure valuation date           DATE(MM/DD/YYYY)                                                         Date that foreclosure
                                                                                                              valuation amount was
                                                                                                              completed by vendor or
                                                                                                              property management
                                                                                                              company.

Foreclosure valuation source         VARCHAR2(80)  BPO= Broker's Price Opinion  Appraisal=Appraisal           Name of vendor or
                                                                                                              management company
                                                                                                              that provided the
                                                                                                              foreclosure valuation
                                                                                                              amount.

FHA 27011A transmitted date          DATE(MM/DD/YYYY)                                                         Actual date that the
                                                                                                              FHA 27011A claim was
                                                                                                              submitted to HUD.

FHA 27011 B transmitted date         DATE(MM/DD/YYYY)                                                         Actual date that the
                                                                                                              FHA 27011B claim was
                                                                                                              submitted to HUD.

VA LGC/ FHA Case number              VARCHAR2(15)                                                             Number that is
                                                                                                              assigned individually
                                                                                                              to the loan by either
                                                                                                              HUD or VA at the time
                                                                                                              of origination. The
                                                                                                              number is located on
                                                                                                              the Loan Guarantee
                                                                                                              Certificate (LGC) or
                                                                                                              the Mortgage Insurance
                                                                                                              Certificate (MIC).

FHA Part A funds received date       DATE(MM/DD/YYYY)                                                         Actual date that funds
                                                                                                              were received from HUD
                                                                                                              as a result of
                                                                                                              transmitting the
                                                                                                              27011A claim.

Foreclosure actual sale date         DATE(MM/DD/YYYY)                                                         Actual date that the
                                                                                                              foreclosure sale was
                                                                                                              held.

Servicer loan number                 VARCHAR2(15)                                                             Individual number that
                                                                                                              uniquely identifies
                                                                                                              loan as defined by
                                                                                                              servicer.

Loan type                            VARCHAR2(2)  1=FHA Residential       2=VA Residential                    Type of loan being
                                                  3=Conventional w/o PMI  4=Commercial                        serviced generally
                                                  5=FHA Project           6=Conventional w/PMI                defined by the
                                                  7=HUD 235/265           8=Daily Simple Interest Loan        existence of certain
                                                  9=Farm Loan             U=Unknown                           types of insurance.
                                                  S=Sub prime                                                 (ie: FHA, VA,
                                                                                                              conventional insured,
                                                                                                              conventional
                                                                                                              uninsured, SBA, etc.)

Loss mit approval date               DATE(MM/DD/YYYY)                                                         The date determined
                                                                                                              that the servicer and
                                                                                                              mortgagor agree to
                                                                                                              pursue a defined loss
                                                                                                              mitigation
                                                                                                              alternative.


                                      D-2-3

Loss mit flag                        VARCHAR2(2)  Y= Active loss mitigation  N=No active loss mitigation      Servicer defined
                                                                                                              indicator that
                                                                                                              identifies that the
                                                                                                              loan is involved in
                                                                                                              completing a loss
                                                                                                              mitigation
                                                                                                              alternative.

Loss mit removal date                DATE(MM/DD/YYYY)                                                         The date that the
                                                                                                              mortgagor is denied
                                                                                                              loss mitigation
                                                                                                              alternatives or the
                                                                                                              date that the loss
                                                                                                              mitigation alternative
                                                                                                              is completed resulting
                                                                                                              in a current or
                                                                                                              liquidated loan.

Loss mit type                        VARCHAR2(2)  L= Loss Mitigation              LT= Litigation pending      The defined loss
                                                  NP= Pending non-performing sale CH= Charge off              mitigation alternative
                                                  DI= Deed in lieu                FB= Forbearance plan        identified on the loss
                                                  MO= Modification                PC= Partial claim           mit approval date.
                                                  SH= Short sale                  VA= VA refunding

Loss mit value                       NUMBER(10,2)                                                             Value obtained
                                                                                                              typically from a BPO
                                                                                                              prior to foreclosure
                                                                                                              sale intended to aid
                                                                                                              in the completion of
                                                                                                              loss mitigation
                                                                                                              activity.

Loss mit value date                  DATE(MM/DD/YYYY)                                                         Name of vendor or
                                                                                                              management company
                                                                                                              that provided the loss
                                                                                                              mitigation valuation
                                                                                                              amount.

Loss mit value source                VARCHAR2(15)  BPO= Broker's Price Opinion  Appraisal= Appraisal          Date that the loss
                                                                                                              mitigation valuation
                                                                                                              amount was completed
                                                                                                              by vendor or property
                                                                                                              management company.

MI certificate number                VARCHAR2(15)                                                             A number that is
                                                                                                              assigned individually
                                                                                                              to the loan by the PMI
                                                                                                              company at the time of
                                                                                                              origination. Similar
                                                                                                              to the VA LGC/FHA Case
                                                                                                              Number in purpose.

LPMI Cost                            NUMBER(7,7)                                                              The current premium
                                                                                                              paid to the PMI
                                                                                                              company for Lender
                                                                                                              Paid Mortgage
                                                                                                              Insurance.

Occupancy status                     VARCHAR2(1)  O=Owner occupied  T=Tenant occupied                         The most recent status
                                                  U=Unknown         V=Vacant                                  of the property
                                                                                                              regarding who if
                                                                                                              anyone is occupying
                                                                                                              the property.
                                                                                                              Typically a result of
                                                                                                              a routine property
                                                                                                              inspection.

First Vacancydate/ Occupancy status  DATE(MM/DD/YYYY)                                                         The date that the most
date                                                                                                          recent occupancy
                                                                                                              status was
                                                                                                              determined. Typically
                                                                                                              the date of the most
                                                                                                              recent property
                                                                                                              inspection.

Original loan amount                 NUMBER(10,2)                                                             Amount of the
                                                                                                              contractual
                                                                                                              obligations (ie: note
                                                                                                              and mortgage/deed of
                                                                                                              trust).


                                      D-2-4

Original value amount                NUMBER(10,2)                                                             Appraised value of
                                                                                                              property as of
                                                                                                              origination typically
                                                                                                              determined through the
                                                                                                              appraisal process.

Origination date                     DATE(MM/DD/YYYY)                                                         Date that the
                                                                                                              contractual
                                                                                                              obligations (ie: note
                                                                                                              and mortgage/deed of
                                                                                                              trust) of the
                                                                                                              mortgagor was
                                                                                                              executed.

FHA Part B funds received date       DATE(MM/DD/YYYY)                                                         Actual date that funds
                                                                                                              were received fro HUD
                                                                                                              as a result of
                                                                                                              transmitting the
                                                                                                              27011B claim.

Post petition due date               DATE(MM/DD/YYYY)                                                         The post petition due
                                                                                                              date of a loan
                                                                                                              involved in a chapter
                                                                                                              13 bankruptcy.

Property condition                   VARCHAR2(2)      1=Excellent             2=Good                          Physical condition of
                                                      3=Average               4=Fair                          the property as most
                                                      5=Poor                  6=Very poor                     recently reported to
                                                                                                              the servicer by vendor
                                                                                                              or property management
                                                                                                              company.

Property type                        VARCHAR2(2)      1=Single family         2=Town house                    Type of property
                                     3=Condo          4=Multifamily           5=Other                         secured by mortgage
                                     6=Prefabricated  B=Commercial            C=Land only                     such as: single
                                     7=Mobile home    U=Unknown               D=Farm                          family, 2-4 unit, etc.
                                     A=Church         P=PUD                   R=Row house
                                     O=Co-op          M=Manufactured housing  24=2-4 family
                                     CT=Condotel      MU=Mixed use

Reason for default                   VARCHAR2(3) 001=Death of principal mtgr  02=Illness of principal mtgr    Cause of delinquency
                                        003=Illness of mtgr's family member                                   as identified by
                                        004=Death of mtgr's family member     005=Marital difficulties        mortgagor.
                                        006=Curtailment of income             007=Excessive obligations
                                        008=Abandonment of property           009=Distant employee transfer
                                        011=Property problem                  012=Inability to sell property
                                        013=Inability to rent property        014=Military service
                                        015=Other                             016=Unemployment
                                        017=Business failure                  019=Casualty loss
                                        022=Energy-Environment costs          023= Servicing problems
                                        026=Payment adjustment                027=Payment dispute
                                        029=Transfer ownership pending        030=Fraud
                                        031=Unable to contact borrower        INC=Incarceration

REO repaired value                   NUMBER(10,2)                                                             The projected value of
                                                                                                              the property that is
                                                                                                              adjusted from the "as
                                                                                                              is" value assuming
                                                                                                              necessary repairs have
                                                                                                              been made to the
                                                                                                              property as determined
                                                                                                              by the vendor/property
                                                                                                              management company.


                                      D-2-5

REO list price adjustment amount     NUMBER(15,2)                                                             The most recent
                                                                                                              listing/pricing amount
                                                                                                              as updated by the
                                                                                                              servicer for REO
                                                                                                              properties.

REO list price adjustment date       DATE(MM/DD/YYYY)                                                         The most recent date
                                                                                                              that the servicer
                                                                                                              advised the agent to
                                                                                                              make an adjustment to
                                                                                                              the REO listing price.

REO value (as is)                    NUMBER(10,2)                                                             The value of the
                                                                                                              property without
                                                                                                              making any repairs as
                                                                                                              determined by the
                                                                                                              vendor/property
                                                                                                              management company.

REO actual closing date              DATE(MM/DD/YYYY)                                                         The actual date that
                                                                                                              the sale of the REO
                                                                                                              property closed
                                                                                                              escrow.

REO flag                             VARCHAR2(7)   Y=Active REO   N=No active REO                             Servicer defined
                                                                                                              indicator that
                                                                                                              identifies that the
                                                                                                              property is now Real
                                                                                                              Estate Owned.

REO original list date               DATE(MM/DD/YYYY)                                                         The initial/first date
                                                                                                              that the property was
                                                                                                              listed with an agent
                                                                                                              as an REO.

REO original list price              NUMBER(15,2)                                                             The initial/first
                                                                                                              price that was used to
                                                                                                              list the property with
                                                                                                              an agent as an REO.

REO net sales proceeds               NUMBER(10,2)                                                             The actual REO sales
                                                                                                              price less closing
                                                                                                              costs paid. The net
                                                                                                              sales proceeds are
                                                                                                              identified within the
                                                                                                              HUD1 settlement
                                                                                                              statement.

REO sales price                      NUMBER(10,2)                                                             Actual sales price
                                                                                                              agreed upon by both
                                                                                                              the purchaser and
                                                                                                              servicer as documented
                                                                                                              on the HUD1 settlement
                                                                                                              statement.

REO scheduled close date             DATE(MM/DD/YYYY)                                                         The date that the sale
                                                                                                              of the REO property is
                                                                                                              scheduled to close
                                                                                                              escrow.

REO value date                       DATE(MM/DD/YYYY)                                                         Date that the vendor
                                                                                                              or management company
                                                                                                              completed the
                                                                                                              valuation of the
                                                                                                              property resulting in
                                                                                                              the REO value (as is).

REO value source                     VARCHAR2(15)   BPO= Broker's Price Opinion   Appraisal=Appraisal         Name of vendor or
                                                                                                              management company
                                                                                                              that provided the REO
                                                                                                              value (as is).

Repay first due date                 DATE(MM/DD/YYYY)                                                         The due date of the
                                                                                                              first scheduled
                                                                                                              payment due under a
                                                                                                              forbearance or
                                                                                                              repayment plan agreed
                                                                                                              to by both the
                                                                                                              mortgagor and
                                                                                                              servicer.

Repay next due date                  DATE(MM/DD/YYYY)                                                         The due date of the
                                                                                                              next outstanding
                                                                                                              payment due under a
                                                                                                              forbearance or
                                                                                                              repayment plan agreed
                                                                                                              to by both the
                                                                                                              mortgagor and
                                                                                                              servicer.


                                      D-2-6

Repay plan broken/reinstated/closed  DATE(MM/DD/YYYY)                                                         The servicer defined
date                                                                                                          date upon which the
                                                                                                              servicer considers
                                                                                                              date that the plan is
                                                                                                              no longer in effect as
                                                                                                              a result of plan
                                                                                                              completion or
                                                                                                              mortgagor's failure to
                                                                                                              remit payments as
                                                                                                              scheduled.

Repay plan created date              DATE(MM/DD/YYYY)                                                         The date that both the
                                                                                                              mortgagor and servicer
                                                                                                              agree to the terms of
                                                                                                              a forebearance or
                                                                                                              repayment plan.

SBO loan number                      NUMBER(9)                                                                Individual number that
                                                                                                              uniquely identifies
                                                                                                              loan as defined by
                                                                                                              Aurora Master
                                                                                                              Servicing.

Escrow balance/advance balance       NUMBER(10,2)                                                             The positive or
                                                                                                              negative account
                                                                                                              balance that is
                                                                                                              dedicated to payment
                                                                                                              of hazard insurance,
                                                                                                              property taxes, MI,
                                                                                                              etc. (escrow items
                                                                                                              only)

Title approval letter received date  DATE(MM/DD/YYYY)                                                         The actual date that
                                                                                                              the title approval was
                                                                                                              received as set forth
                                                                                                              in the HUD title
                                                                                                              approval letter.

Title package HUD/VA date            DATE(MM/DD/YYYY)                                                         The actual date that
                                                                                                              the title package was
                                                                                                              submitted to either
                                                                                                              HUD or VA.

VA claim funds received date         DATE(MM/DD/YYYY)                                                         The actual date that
                                                                                                              funds were received by
                                                                                                              the servicer from the
                                                                                                              VA for the expense
                                                                                                              claim submitted by the
                                                                                                              servicer.

VA claim submitted date              DATE(MM/DD/YYYY)                                                         The actual date that
                                                                                                              the expense claim was
                                                                                                              submitted by the
                                                                                                              servicer to the VA.

VA first funds received amount       NUMBER(15,2)                                                             The amount of funds
                                                                                                              received by the
                                                                                                              servicer from VA as a
                                                                                                              result of the
                                                                                                              specified bid.

VA first funds received date         DATE(MM/DD/YYYY)                                                         The date that the
                                                                                                              funds from the
                                                                                                              specified bid were
                                                                                                              received by the
                                                                                                              servicer from the VA.

VA NOE submitted date                DATE(MM/DD/YYYY)                                                         Actual date that the
                                                                                                              Notice of Election to
                                                                                                              Convey was submitted
                                                                                                              to the VA.

Zip Code                             VARCHAR2(5)                                                              US postal zip code
                                                                                                              that corresponds to
                                                                                                              property location.


                                      D-2-7

FNMA Delinquency status code         VARCHAR2(3)          09=Forbearance          17=Preforeclosure sale      The code that is
                                     24=Drug seizure      26=Refinance            27=Assumption               electronically
                                     28=Modification      29=Charge-off           30=Third-party sale         reported to FNMA by
                                     31=Probate           32=Military indulgence  43=Foreclosure              the servicer that
                                     44=Deed-in-lieu      49=Assignment           61=Second lien              reflects the current
                                                                                     considerations           defaulted status of a
                                     62=VA no-bid         63=VA Refund            64=VA Buydown               loan. (ie: 65, 67, 43
                                     65=Ch. 7 bankruptcy  66=Ch. 11 bankruptcy    67=Ch. 13 bankruptcy        or 44)

FNMA delinquency reason code         VARCHAR2(3)  001=Death of principal mtgr  002=Illness of principal mtgr  The code that is
                                     003=Illness of mtgr's family member   004=Death of mtgr's family member  electronically
                                     005=Marital difficulties              006=Curtailment of income          reported to FNMA by
                                     007=Excessive obligations             008=Abandonment of property        the servicer that
                                     009=Distant employee transfer         011=Property problem               describes the
                                     012=Inability to sell property        013=Inability to rent property     circumstance that
                                     014=Military service                  015=Other                          appears to be the
                                     016=Unemployment                      017=Business failure               primary contributing
                                     019=Casualty loss                     022=Energy-Environment costs       factor to the
                                     023=Servicing problems                026=Payment adjustment             delinquency.
                                     027=Payment dispute                   029=Transfer ownership pending
                                     030=Fraud                             031=Unable to contact borrower
                                     INC=Incarceration

Suspense balance                     NUMBER(10,2)                                                             Money submitted to the
                                                                                                              servicer, credited to
                                                                                                              the mortgagor's
                                                                                                              account but not
                                                                                                              allocated to
                                                                                                              principal, interest,
                                                                                                              escrow, etc.

Restricted escrow balance            NUMBER(10,2)                                                             Money held in escrow
                                                                                                              by the mortgage
                                                                                                              company through
                                                                                                              completion of repairs
                                                                                                              to property.

Investor number                      NUMBER(10,2)                                                             Unique number assigned
                                                                                                              to a group of loans in
                                                                                                              the servicing system.


                                      D-2-8

                                   EXHIBIT D-3

                            FORM OF LOAN LOSS REPORT

Final Report Field Heading   Definition                                         Format
--------------------------   ------------------------------------------------   ----------------
   Servicer Cut Off Date     Reporting cycle cut off date                       DATE(MM/DD/YYYY)

   Servicer Loan Number      Individual number that uniquely identifies loan    VARCHAR2(15)
                             as defined by servicer.

   Investor Loan Number      Individual number that uniquely identifies loan    NUMBER(9)
                             as defined by Aurora Master Servicing.

 Servicer Customer Number    Unique number assigned to each servicer            NUMBER(3)

        Investor ID          Unique number assigned to a group of loans in      NUMBER (10,2)
                             the servicing system.

      Resolution Type        Description of the process to resolve the          VARCHAR2(15)
                             delinquency. Ex. Foreclosure, Short Sale, Third
                             Party Sale, Deed In Lieu, etc.

      Resolution Date        Date the process described in Resolution Type      DATE(MM/DD/YYYY)
                             was completed.

     Liquidation Date        Date the loan was liquidated on the servicers      DATE(MM/DD/YYYY)
                             servicing system.

       REO Sale Date         Actual date that the sale of the REO property      DATE(MM/DD/YYYY)
                             closed escrow.

        Title Date           Date clear title was recorded.                     DATE(MM/DD/YYYY)

        MI Percent           Percent of coverage provided by the PMI company    NUMBER(6,5)
                             in the event of loss on a defaulted loan.

     First Legal Date        Actual date that foreclosure counsel filed the     DATE(MM/DD/YYYY)
                             first legal action as defined by state statute.

 Bankruptcy 1 Filing Date    Actual date the bankruptcy petition is filed       DATE(MM/DD/YYYY)
                             with the court.

 Bankruptcy 1 Relief Date    Actual date the Discharge, Dismissal or Relief     DATE(MM/DD/YYYY)
                             Order is entered in the bankruptcy docket.

 Bankruptcy 2 Filing Date    Actual date the bankruptcy petition is filed       DATE(MM/DD/YYYY)
                             with the court.

 Bankruptcy 2 Relief Date    Actual date the Discharge, Dismissal or Relief     DATE(MM/DD/YYYY)
                             Order is entered in the bankruptcy docket.


                                      D-3-1

     Foreclosure Fees        Amount paid to the Foreclosure Attorney for        NUMBER(10,2)
                             performing his service.

     Foreclosure Costs       Amount incurred as part of the foreclosure         NUMBER(10,2)
                             process.

     Bankruptcy Costs        Amount incurred related to a bankruptcy filing     NUMBER(10,2)
                             involving the borrower or subject property.

      Eviction Costs         Amount incurred related to the eviction process.   NUMBER(10,2)

      Appraisal Costs        Amount incurred to acquire a value for the         NUMBER(10,2)
                             subject property.

    Preservation Costs       Amount incurred to preserve and secure the         NUMBER(10,2)
                             property.

       Utility Costs         Amount incurred for utilities at the property.     NUMBER(10,2)

         HOA Costs           Amount paid to the Home Owners Association to      NUMBER(10,2)
                             maintain the property dues.

        Other Costs          Amount of Miscellaneous Expenses incurred during   NUMBER(10,2)
                             the default process.

   Interest on Advances      Interest paid by HUD/VA or MI on the amounts       NUMBER(10,2)
                             advanced related to the liquidation of the
                             property.

      Hazard Refunds         Amount of refunds of Hazard Premiums paid.         NUMBER(10,2)

     Real Estate Taxes       Amount of any taxes paid during the default        NUMBER(10,2)
                             process.

      Hazard Premiums        Amount paid for Hazard Insurance on the property   NUMBER(10,2)
                             held as collateral for the mortgage.

        MI Premiums          Amount paid for Mortgage Insurance related to      NUMBER(10,2)
                             the mortgage loan.

       Other Escrow          Miscellaneous Expenses incurred from the escrow    NUMBER(10,2)
                             account during the default process.

      Sales Proceeds         Funds received in connection with the sale of      NUMBER(10,2)
                             the property held as collateral for the mortgage
                             loan (Positive Number).

Initial Claim Proceeds       Funds received in connection with the conveyance   NUMBER(10,2)
                             of the property to the insuring agency (Positive
                             Number).

Final Claim Proceeds         Claim funds received from the insuring agency      NUMBER(10,2)
                             (HUD/VA).


                                      D-3-2

      Other Proceeds         Miscellaneous funds received in connection with    NUMBER(10,2)
                             the property held as collateral for the mortgage
                             loan (Positive Number).

      Escrow Balance         Any positive balance remaining in the escrow       NUMBER(10,2)
                             account.

  Replacement Reserve Bal    Amount of funds held in the Replacement Reserve    NUMBER(10,2)
                             account (Positive Number).

   Restricted Escrow Bal     Amount of funds held in the Restricted Escrow      NUMBER(10,2)
                             account.

     Suspense Balance        Amount of funds held in the Suspense account       NUMBER(10,2)
                             (Positive Number).

  Servicer Retained Loss     The total amount of the Gross Final Actual         NUMBER(10,2)
                             (Loss)/Gain the servicer will take, due to
                             Interest/Expense Curtailments by HUD/VA (This
                             would include Advances not claimed to HUD/VA or
                             MI due to servicer error) (Positive Number).


                                      D-3-3

                                    EXHIBIT E

                                                                          [Date]

                          FORM OF ANNUAL CERTIFICATION

     Re: The Servicing Agreement dated as of June 1, 2006 (the "Agreement"), by and among Lehman Brothers Holdings Inc., Aurora Loan Services LLC (the "Servicer," in such capacity and the "Master Servicer," in such capacity), and acknowledged by U.S. Bank National Association, as Trustee (the "Trustee").

     I, [identify the certifying individual], the [title] of the Servicer, certify to the Trustee, the Master Servicer and Structured Asset Securities Corporation (the "Depositor"), and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to any of the Depositor, the Master Servicer and the Trustee pursuant to the Agreement (collectively, the "Company Servicing Information");

          (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

          (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor, the Master Servicer and the Trustee;

          (4) I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

          (5) The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Depositor, the Master Servicer and the Trustee. Any material instances of noncompliance described in such reports have been disclosed to the Depositor, the Master Servicer and the Trustee. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                           Date:
                                                 -------------------------------


                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT F

                       Assignment and Assumption Agreement

                             [Intentionally Omitted]

                                    EXHIBIT G

                           FANNIE MAE GUIDE NO. 95-19

REFERENCE

               o   Selling     This announcement amends the guide(s) indicated.

               o   Servicing   Please keep it for reference until we issue a
                               formal change.

SUBJECT "Full-File" Reporting to Credit Repositories

Part IV, Section 107, of the servicing Guide currently requires servicers to report only 90-day delinquencies to the four major credit repositories. To ensure that the repositories have up-to-date information for both servicing and origination activity, we have decided to begin requiring -- as of the month ending March 31, 1996 -- servicers to provide the credit repositories a "full-file" status report for the mortgages they service for us.

"Full-file" reporting requires that servicers submit a monthly report to each of the credit repositories to describe the exact status for each mortgage they service for us. The status reported generally should be the one in effect as of the last business day of each month. Servicers may, however, use a slightly later cut-off date -- for example, at the and of the first week of a month -- to assure that payment corrections, returned checks, and other adjustments related to the previous month's activity can be appropriately reflected in their report for that month. Statuses that must be reported for any given mortgage include the following: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, and charged-off. (The credit repositories will provide the applicable codes for reporting these statuses to them.) A listing of each of the major repositories to which "full-file" status reports must be sent is attached.

Servicers are responsible for the complete and accurate reporting of mortgage status information to the repositories and for resolving any disputes that arise about the information they report. Servicers must respond promptly to any inquiries from borrowers regarding specific mortgage status information about them that was reported to the credit repositories.

Servicers should contact their Customer Account Team in their lead Fannie Mae regional office if they have any questions about this expanded reporting requirement.

Robert J. Engeletad
Senior Vice President - Mortgage and Lender Standards

      11/20/95

                             FANNIE MAE GUIDE 95-19

                                                                    ATTACHMENT 1

                                  ANNOUNCEMENT

                            Major Credit Repositories

A "full-file" status report for each mortgage serviced for Fannie Mae must be sent to the following repositories each month (beginning with the month ending March 31, 1996):

Company                              Telephone Number
----------------------------------   -------------------------------------------
Consumer Credit Associates, Inc.     Call (713) 595-1190, either extension
950 Threadneedle Street, Suite 200   150, 101, or 112, for all inquiries.
Houston, Texas 77079-2903

Equifax Members that have an account number may call their local sales representative for all inquiries; lenders that need to set up an account should call (800) 685-5000 and select the customer assistance option.

TRW Information Systems & Services   Call (800) 831-5614 for all inquiries,
601 TRW Parkway                      current members should select option 3;
Allen, Texas 75002                   lenders that need to set up an account
                                     should select Option 4.

Trans Union Corporation              Call (312) 258-1818 to get the name of
555 West Adams                       the local bureau to contact about setting
Chicago, Illinois 60661              up an account or obtaining other
                                     information.


                                                                  11/20/95

                                    EXHIBIT H

                 SERVICING CRITERIA TO BE ADDRESSED IN REPORT ON
                            ASSESSMENT OF COMPLIANCE

     The Servicer shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria", as identified by a mark in the column titled "Applicable Servicing Criteria":

                                                                                       APPLICABLE
                               SERVICING CRITERIA                                  SERVICING CRITERIA
-----------------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA
-----------------------------------------------------------------------------------------------------
                                  GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any                   [X]
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third            [X]
                   parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                   servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect            [X]
                   on the party participating in the servicing function
                   throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of the transaction agreements.

                                 CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate           [X]
                   custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor            [X]
                   or to an investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash             [X]
                   flows or distributions, and any interest or other fees
                   charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash                  [X]
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                   transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured             [X]
                   depository institution as set forth in the transaction
                   agreements. For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized           [X]
                   access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all                 [X]
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                   agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                   identification, or such other number of days specified in the transaction agreements.

                                                                                       APPLICABLE
                               SERVICING CRITERIA                                  SERVICING CRITERIA
-----------------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA
-----------------------------------------------------------------------------------------------------
                                 INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the              [X]
                   Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance
                   with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                   are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in                  [X]
                   accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two                 [X]
                   business days to the Servicer's investor records, or such
                   other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree            [X]
                   with cancelled checks, or other form of payment, or custodial bank statements.

                                     POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as               [X]
                   required by the transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as                  [X]
                   required by the transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool              [X]
                   are made, reviewed and approved in accordance with any
                   conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in              [X]
                   accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                   accordance with the related mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree               [X]
                   with the Servicer's records with respect to an obligor's
                   unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's             [X]
                   mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,           [X]
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                   requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during            [X]
                   the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                   example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage           [X]
                   loans with variable rates are computed based on the related mortgage loan documents.

                                                                                       APPLICABLE
                               SERVICING CRITERIA                                  SERVICING CRITERIA
-----------------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA
-----------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as               [X]
                   escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                   transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                   mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or                   [X]
                   insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
                   been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to            [X]
                   be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within            [X]
                   two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                   transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are               [X]
                   recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                   maintained as set forth in the transaction agreements.

                                    EXHIBIT I

                               TRANSACTION PARTIES

Trustee: U.S. Bank National Association

Securities Administrator: None

Master Servicer: Aurora Loan Services LLC

Credit Risk Manager: None

PMI Insurer(s): None

Interest Rate Swap Counterparty: IXIS

Interest Rate Cap Counterparty: Lehman Brothers Special Financing Inc.

Servicers: Aurora Loan Services LLC, Bank of America, National Association, Countrywide Home Loans Servicing LP, GMAC Mortgage Corporation, IndyMac Bank, F.S.B, SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A.

Originators: Aurora Loan Services LLC, Bank of America, National Association, Countrywide Home Loans, Inc., GMAC Mortgage Corporation, IndyMac Bank, F.S.B, SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A.

Custodian: Deutsche Bank National Trust Company, LaSalle Bank National Association, U.S. Bank National Association and Wells Fargo Bank, N.A.

Seller: Lehman Brothers Holdings Inc.

                                    EXHIBIT J

                      FORM OF ANNUAL OFFICER'S CERTIFICATE

Via Overnight Delivery

[DATE]

To:

Aurora Loan Services LLC
327 Inverness Drive South
Mail Stop 3199
Englewood, Colorado 80112
Attention: Compliance Coordinator
(LXS 2006-10N)

RE: Annual officer's certificate delivered pursuant to Section 5.03 of that certain servicing agreement, dated as of June 1, 2006 (the "Agreement"), by and among Lehman Brothers Holdings Inc., Aurora Loan Services LLC, as servicer (the "Servicer") and as master servicer, and acknowledged by U.S. Bank National Association, as Trustee, relating to the issuance of the Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-10N

[_______], the undersigned, a duly authorized [_______] of [the Servicer][Name of Subservicer], does hereby certify the following for the [calendar year][identify other period] ending on December 31, 20[__]:

1. A review of the activities of the Servicer during the preceding calendar year (or portion thereof) and of its performance under the Agreement for such period has been made under my supervision.

2. To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout such year (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, I have specifically identified to the Master Servicer, the Depositor and the Trustee each such failure known to me and the nature and status thereof, including the steps being taken by the Servicer to remedy such default.

Certified By:


-------------------------------------
Name:
Title:


                                      J-1